As filed with the Securities and Exchange Commission on March 30, 1999


----------------------------------------------------------------------------


                                                  Registration No. 33-72983


----------------------------------------------------------------------------

                  U.S. SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM N-14

                      REGISTRATION STATEMENT UNDER THE
                           SECURITIES ACT OF 1933



[X] Pre-Effective Amendment No. 1        [  ] Post-Effective Amendment No. __


                          The Gabelli Utility Fund
             (Exact Name of Registrant as Specified in Charter)

               Area Code and Telephone Number: (914) 921-5070

                 One Corporate Center, Rye, New York 10580
            (Address of Principal Executive Offices) (Zip code)

                              Bruce N. Alpert
                          The Gabelli Utility Fund
                            One Corporate Center
                            Rye, New York 10580
                  (Name and Address of Agent for Service)
                               -------------

                                 Copies to:

    James E. McKee, Esq.                       Richard T. Prins, Esq.
  The Gabelli Utility Fund           Skadden, Arps, Slate, Meager & Flom LLP
    One Corporate Center                       919 Third Avenue
    Rye, New York  10580                      New York, New York  10022

                               -------------



     Calculation of Registration Fee under the Securities Act of 1933:

                                                    Proposed Maximum        Proposed Maximum
  Title of Securities         Amount Being         Offering Price per      Aggregate Offering           Amount of
   Being Registered            Registered                 Unit                    Price              Registration Fee


    Common Stock,             8,000,000*                 $10**               $80,000,000**             $22,240**+
    $.001 par value
-----------------------------------------------------------------------------------------------------------------

* The amount being registered assumes a dividend of one share of Registrant's Common Stock for every fourteen shares held of Common Stock of The Gabelli Equity Trust Inc. If this ratio changes, the number of shares to be issued will be adjusted accordingly, but the proposed maximum aggregate offering price will remain unchanged.

** No separate consideration will be received for shares of Common Stock to be distributed to the shareholders of The Gabelli Equity Trust Inc.

+        $20,850 previously paid.



Approximate date of proposed public offering: As soon as possible after the effective date of this Registration Statement.

Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.


                          THE GABELLI UTILITY FUND

                      FORM N-14 CROSS REFERENCE SHEET
                Pursuant to Rule 481(a) Under the Securities
                                Act of 1933



                                                                 Prospectus/Proxy
Part A Item No. and Caption                                      Statement Caption
---------------------------                                      ------------------

Item 1.             Beginning of Registration                    Cover Page; Cross Reference Sheet
                    Statement and Outside Front Cover
                    Page of Prospectus

Item 2.             Beginning and Outside Back Cover             Table of Contents
                    Page of Prospectus

Item 3.             Fee Table, Synopsis Information              Proxy Statement/Prospectus Summary; Table of Fees
                    and Risk Factors                             and Expenses

Item 4.             Information About the Transaction            Proxy Statement/Prospectus Summary; The
                                                                 Transaction; Pro Forma Statement of Assets and
                                                                 Liabilities

Item 5.             Information About the Registrant             Cover Page; Proxy Statement/Prospectus Summary;
                                                                 Investment Objectives and Policies of the Utility
                                                                 Fund and the Equity Trust; Further Information;
                                                                 Description of Common Stock of the Utility Fund
                                                                 and the Equity Trust

Item 6.             Information About the Company                Proxy Statement/Prospectus Summary; Investment
                    Being Acquired                               Objectives and Policies of the Utility Fund and the
                                                                 Equity Trust; Further Information; Description of the
                                                                 Common Stock of the Utility Fund and the Equity
                                                                 Trust

Item 7.             Voting Information                           General Voting Information; Principal Shareholders;
                                                                 Additional Information -- Broker Non-Votes and
                                                                 Abstentions; Required Vote for the Transaction

Item 8.             Interest of Certain Persons and              Experts
                    Experts

Item 9.             Additional Information required              Not Applicable
                    for
                    Reoffering By Persons Deemed to
                    be Underwriters


                                                                 Proxy Statement/
Part B Item No. and Caption*                                     Prospectus Caption
----------------------------                                     -------------------

Item 10.            Cover Page                                   Not Applicable

Item 11.            Table of Contents                            Not Applicable

Item 12.            Additional Information About the             Investment Objectives and Policies of the Utility
                    Registrant                                   Fund and the Equity Trust; Description of Common
                                                                 Stock of the Utility Fund and the Equity Trust;
                                                                 Management of the Utility Fund and the Equity
                                                                 Trust; Principal Shareholders; Taxation

Item 13.            Additional Information About the             Not Applicable
                    Company Being Acquired

Item 14.            Financial Statements                         The Gabelli Utility Fund Statement of Assets and
                                                                 Liabilities; Annual Report of The Gabelli Equity
                                                                 Trust Inc. and Semi-Annual Report of The Gabelli
                                                                 Equity Trust Inc. incorporated by reference; Pro
                                                                 Forma Statement of Assets and Liabilities


Part C Item No. and Caption                                      Other Information Caption
---------------------------                                      -------------------------

Item 15.            Indemnification                              Incorporated by reference to Part A caption
                                                                 "Description of Common Stock of the Utility Fund
                                                                 and the Equity Trust -- Limitation of Officers' and
                                                                 Directors' Liability"

Item 16.            Exhibits                                     Exhibits

Item 17.            Undertakings                                 Undertakings


------------------
*    All information required to be set forth in Part B:  Statement of
     Additional Information has been included in Part A:  The Proxy
     Statement/Prospectus.




                       THE GABELLI EQUITY TRUST INC.
                            One Corporate Center
                          Rye, New York 10580-1434



                                                            April __, 1999


Dear Fellow Shareholder:

     I would like to invite you to the Annual Meeting of Shareholders of The Gabelli Equity Trust Inc. (the "Equity Trust") to be held on May 17,
1999 to consider a proposal to distribute to shareholders, in the form of a dividend, shares in a newly-organized non-diversified closed-end investment company, The Gabelli Utility Fund (the "Utility Fund"). The enclosed Proxy
Statement/Prospectus describes the proposal in detail.


     Through our ongoing communications with our shareholders we have learned a great deal about them. We have found that, in general, our shareholders are conservative, dividend sensitive investors who like current income. They overwhelmingly favor the Equity Trust's 10% distribution policy. Knowing this, your Board of Directors believes that the Equity Trust shareholders want an investment vehicle that provides monthly dividends.

     At the same time, we continue to be attracted to the opportunities for long-term capital growth and income presented in the utility industry.
Consolidation and deregulation in the utility sector are presenting good values and sound investment opportunities. To enable the Equity Trust's shareholders to participate more directly in these opportunities, we are proposing to contribute approximately $75 million of the Equity Trust's net assets to the Utility Fund, which would follow a policy of concentration in utility related businesses. If approved, each Equity Trust shareholder would receive one share of the Utility Fund for each fourteen shares of the Equity Trust owned on the dividend record date. No commission or other sales charge would be imposed. The Utility Fund expects to pay dividends monthly. In addition, the broker-dealer affiliate of the Equity Trust's investment adviser intends to allow shareholders of the Equity Trust to purchase up to 500 additional shares of the Utility Fund (acquired through open market purchases at market prices) without a commission in order to round up their positions to even round lots.

     Please note that the proposed transaction will not affect the Equity
Trust's 10% distribution policy. The Equity Trust will continue to distribute $0.27 per share in each of the first three quarters of the year with an adjusting distribution in the fourth quarter of a sufficient amount to pay 10% of the average net asset value.


     We believe this proposal represents an attractive opportunity for shareholders, and we urge you to give it your careful consideration.

                             Very truly yours,



                              MARIO J. GABELLI
                              Chairman of the Board and President


Whether or not you plan to attend the Annual Meeting of Shareholders, please complete, sign and date the enclosed proxy card and return the same as soon as possible in the enclosed postpaid envelope.




                       The Gabelli Equity Trust Inc.
                            One Corporate Center
                          Rye, New York 10580-1434
                               (914) 921-5000
                            -------------------

                        NOTICE OF ANNUAL MEETING OF
                       SHAREHOLDERS To Be Held on May
                                  17, 1999
                            -------------------


To the Shareholders of
THE GABELLI EQUITY TRUST INC.

     Notice is hereby given that the Annual Meeting of Shareholders of The
Gabelli Equity Trust Inc. (the "Equity Trust") will be held at the
Greenwich Hyatt Regency, 1800 East Putnam Avenue, Greenwich, Connecticut
06870, on Monday, May 17, 1999, at 9:00 a.m. to consider the following purposes:

     1. To consider and vote upon a proposal to distribute to Equity Trust shareholders approximately $75 million of the Equity Trust's net assets in the form of shares of The Gabelli Utility Fund, a newly-organized closed-end, registered investment company
         (Proposal 1)
     2.  To elect three (3) Directors of the Equity Trust (Proposal 2)
     3. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Equity Trust for the year ending
         December 31, 1999 (Proposal 3)
     4. To consider and vote upon such other matters as may come before said meeting or any adjournment thereof.

     These items are discussed in greater detail in the attached Proxy
Statement/Prospectus.

     The close of business on March 17, 1999, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments thereof.


Your vote is important regardless of the size of your holdings in the Equity Trust. Whether or not you plan to attend the meeting, we ask that you please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope which needs no postage if mailed in the continental United States. Instructions for the proper execution of proxies are set forth on the inside cover.


                         By Order of the Directors



                         JAMES E. MCKEE
                         Secretary


April   , 1999


                This Statement is printed on recycled paper.



                    INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Equity Trust involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

               Registration                               Valid Signature

Corporate Accounts
(1)  ABC Corp.    ....................................    ABC Corp.
(2)  ABC Corp.    ....................................    John Doe, Treasurer
(3)  ABC Corp.
       c/o John Doe, Treasurer .......................    John Doe
(4)  ABC Corp., Profit Sharing Plan ..................    John Doe, Trustee

Trust Accounts
(1)  ABC Trust    ....................................    Jane B. Doe, Trustee
(2)  Jane B. Doe, Trustee
       u/t/d 12/28/78 ................................    Jane Doe

Custodial or Estate Accounts
(1)    John B. Smith, Cust                                John B. Smith.
         f/b/o John B. Smith, Jr. UGMA
(2)    John B. Smith                                      John B. Smith, Jr.,
                                                          Executor



                       THE GABELLI EQUITY TRUST INC.
                              ---------------


                       ANNUAL MEETING OF SHAREHOLDERS
                                May 17, 1999
                              ---------------



                         PROXY STATEMENT/PROSPECTUS

         This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Directors of The Gabelli Equity
Trust Inc. (the "Equity Trust") for use at the Annual Meeting of
Shareholders of the Equity Trust to be held on May 17, 1999, and at any adjournments thereof (the "Meeting"). A Notice of Meeting of
Shareholders and a proxy card accompany this Proxy Statement/Prospectus.

         Among the proposals to be considered at the Meeting is a proposal
(Proposal 1) to distribute to Equity Trust shareholders common shares of beneficial interest of The Gabelli Utility Fund, a newly-organized closed-end, registered investment company (the "Utility Fund"). Under this proposal, the Equity Trust will contribute a segment of its assets (which is anticipated to consist largely or exclusively of cash and short-term fixed income instruments) having a value of approximately $75 million to the Utility Fund, an investment company organized and wholly-owned by the Equity Trust. All of the common shares of beneficial interest of the Utility Fund (the "Utility Fund Common Stock") will then be distributed by the Equity Trust as a dividend to the Equity Trust's shareholders at a rate of one share of Utility Fund Common Stock for every fourteen shares held of the Equity Trust. See "The Transaction."

         Like the Equity Trust, the Utility Fund is a closed-end non-diversified management investment company. The primary investment objective of the Utility Fund is long-term growth of capital and income.
The primary investment objective of the Equity Trust is long-term capital appreciation, with income as a secondary objective. Unlike the Equity
Trust, which attempts to achieve its objective by investing primarily in a portfolio of equity securities of companies involved in a wide variety of industries, the Utility Fund will invest primarily in common stock and other securities of foreign and domestic companies involved to a substantial extent in providing products, services or equipment for the generation or distribution of electricity, gas and water and the provision of telecommunications services or infrastructure operations, such as airports, toll roads and municipal services. No assurances can be given that the Utility Fund's objectives will be achieved.


         Application will be made to list the Utility Fund's shares on the New York Stock Exchange. Although there is no current trading market for shares of Utility Fund Common Stock, it is expected that "when issued" trading of such shares will commence on the New York Stock Exchange four business days prior to the record date set by the Board of Directors of the Equity Trust for the distribution of the shares of the Utility Fund. If an Equity Trust shareholder sells the shares in the Utility Fund that it receives through the dividend, the shareholder may incur brokerage commissions and the sale may constitute a taxable event for the shareholder.

         Shares of closed-end investment companies frequently trade at a discount to net asset value. The Equity Trust cannot predict whether the Utility Fund Common Stock will trade at, below or above net asset value.
Shareholders must bear the risk of loss created by the possibility that its shares may trade at a discount to net asset value.

         The Equity Trust's Common Stock trades on the New York Stock
Exchange under the symbol "GAB." The Equity Trust will furnish, without charge, a copy of its Annual Report upon request in writing or by telephone. The address of both the Equity Trust and the Utility Fund is One
Corporate Center, Rye, New York 10580 and the telephone number of both is
(914) 921-5070.


         These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this Proxy
Statement/Prospectus. Any representation to the contrary is a criminal offense.

         This Proxy Statement/Prospectus sets forth concisely certain information about the Utility Fund and the Equity Trust that shareholders should know before giving a proxy and it should be read and retained for future reference.




                                                  April __, 1999




                             TABLE OF CONTENTS

                                                                       Page


GENERAL VOTING INFORMATION.................................................

PROXY STATEMENT/PROSPECTUS SUMMARY.........................................

TABLE OF FEES AND EXPENSES.................................................

PRO FORMA STATEMENT OF ASSETS AND LIABILITIES..............................

The Transaction............................................................
         Background........................................................
         Description of the Transaction....................................
         Federal Income Tax Consequences of the Transaction................
         Listing  .........................................................
         Transaction Expenses..............................................
         Manner of Effecting the Distribution..............................
         Costs Associated with Sales of Utility Fund Common Stock..........
         Allocation of Investment Opportunities............................

Investment Objectives and Policies of
         the Utility Fund and the Equity Trust.............................

Risk Factors...............................................................

Investment Restrictions....................................................

Management of Utility Fund
         and the Equity Trust..............................................

Investment Advisory and Other Services.....................................

Portfolio Transactions and Brokerage.......................................

Determination of Net Asset Value...........................................

Distributions; Automatic Dividend Reinvestment and Voluntary
         Cash Purchase Plan................................................

Taxation ..................................................................

Principal Shareholders.....................................................

Custodian, Transfer Agent, Dividend
         Disbursing Agent and Registrar....................................

Description of Common Stock of the
         Utility Fund and the Equity Trust.................................

Reports to Shareholders....................................................

Experts  ..................................................................

Further Information........................................................

Financial Statements.......................................................

Required Vote for the Transaction..........................................

PROPOSAL 2.................................................................

PROPOSAL 3.................................................................

ADDITIONAL INFORMATION.....................................................

SHAREHOLDER PROPOSALS......................................................

OTHER MATTERS TO COME BEFORE THE MEETING...................................

APPENDIX A................................................................A-1
APPENDIX B................................................................B-1
APPENDIX C................................................................C-1
APPENDIX D................................................................D-1





                         GENERAL VOTING INFORMATION

         In addition to the solicitation of Proxies by mail, officers of the Equity Trust, affiliates of the Equity Trust or other representatives of the Equity Trust may also solicit proxies by telephone, telegraph or in person. In addition, the Equity Trust has retained Georgeson and Company
Inc. to assist in the solicitation of Proxies for a fee estimated at $6,000 plus reimbursement of expenses. The costs of solicitation and the expenses incurred in connection with preparing the Proxy Statement/Prospectus and its enclosures will be paid by the Equity Trust. The Equity Trust will reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares. The Annual
Report of the Equity Trust, including audited financial statements for the fiscal year ended December 31, 1998, was previously mailed to all shareholders of the Equity Trust.

         If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, the Proxy will be voted FOR Proposals 1, 2 and 3 and FOR any other matters deemed appropriate. Any shareholder who has given a Proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated Proxy to the Equity
Trust at the above address prior to the date of the Meeting.

         In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR such proposal in favor of such an adjournment and will vote those proxies required to be voted for rejection of such proposal against any such adjournment.


         The close of business on March 17, 1999 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

         Each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date there were 106,116,347 shares of Common Stock and 5,400,000 shares of Cumulative Preferred Stock of the Equity Trust outstanding.

         To the knowledge of the management of the Equity Trust, no person owns of record or beneficially 5% or more of the shares of the Common Stock or the Cumulative Preferred Stock of the Equity Trust, except that as of March 17, 1999, 88,725,776 shares of Common Stock and 5,334,450 shares of
Cumulative Preferred Stock were held of record by Cede & Co., a nominee partnership of The Depository Trust Company. The following table shows the shares held by The Depository Trust Company as nominee for each 5% record or beneficial holder:





           Name and Address of                                                  Amount of Shares           Percent
         Beneficial/Record Owner                 Title of Class             and Nature of Ownership        of Class
--------------------------------------------------------------------------------------------------------------------

Cede & Co., as nominee for                        Common Stock                     88,725,776              83.6%
The Depository Trust Company
P.O. Box 20                                        Cumulative                      5,334,450               98.8%
Bowling Green Station                            Preferred Stock
New York, NY 10004

    Salomon Smith Barney Inc.                     Common Stock                     19,278,763              18.2%
    333 W 34th Street
    New York, NY 10001                             Cumulative                      1,784,960               33.1%
                                                 Preferred Stock

    A. G. Edwards & Sons, Inc.                    Common Stock                     10,739,322              10.1%
    1 North Jefferson
    St. Louis, MO 63103

    Prudential Securities Inc.                    Common Stock                     5,923,713               5.6%
    c/o ADP Proxy Services
    51 Mercedes Way                                Cumulative                       555,872                10.3%
    Edgewood, NY 11717                           Preferred Stock

    Paine Webber Inc.                              Cumulative                       982,580                18.2%
    1000 Harbor Blvd                             Preferred Stock
    Weehawken, NJ 07087

    National Financial                             Cumulative                       614,692                11.4%
    Services Corp.                               Preferred Stock
    200 Liberty Street
    New York, NY 10281



         As of March 17, 1999, the officers and directors of the Equity Trust, as a group, owned 1,302,548 shares of Common Stock and 5,000 shares of Cumulative Preferred Stock of the Equity Trust, representing 1.23% of the shares of Common Stock and 0.09% of the shares of Cumulative Preferred Stock.

         This Proxy Statement/Prospectus is first being mailed to shareholders on or about April __, 1999.




                     PROXY STATEMENT/PROSPECTUS SUMMARY

         The following summary is qualified in its entirety by the more detailed information included elsewhere in this Proxy Statement/Prospectus.



The Transaction .....           The Board of Directors of the Equity Trust
                                  has approved, subject to shareholder
                                  approval, the contribution of a segment
                                  of the Equity Trust's assets (which is
                                  anticipated to consist largely or
                                  exclusively of cash and short-term fixed income instruments) having a value of approximately $75 million to the Utility Fund, a newly formed investment company organized and wholly-owned by the Equity Trust. All of the Utility Fund Common Stock (as hereinafter defined) will then be distributed by the Equity Trust as a dividend to its shareholders at a rate of one share of the Utility Fund for every fourteen shares held of the Equity Trust. The contribution of such Equity Trust assets to the Utility Fund and the subsequent distribution of the Utility Fund's shares to Equity Trust shareholders is referred to herein as the "Transaction." See "The Transaction."


The Gabelli Utility
  Fund .........               A newly formed investment company organized
                                  by the Equity Trust and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified closed-end investment company.

Comparison of Investment
  Objectives and Policies
  of the Equity Trust
  and the Utility Fund ....    The primary investment objective of the
                                  Utility Fund is long-term growth of
                                  capital and income. Unlike the Equity
                                  Trust, which attempts to achieve its
                                  objective by investing primarily in a
                                  portfolio of equity securities of
                                  companies in a wide variety of
                                  industries, the Utility Fund will
                                  concentrate its investments in common
                                  stock and other securities of foreign and domestic companies involved to a substantial extent in providing products, services or equipment for the generation or the distribution of electricity, gas and water and the provision of telecommunications services or infrastructure operations, such as airports, toll roads and municipal services. As a result of investing in these businesses, the Utility Fund over time may be expected to experience different investment results than the Equity Trust. The Equity Trust's secondary investment objective is income. See "Investment Objectives and Policies of the Utility Fund and the Equity Trust."


                                The investment practices and restrictions
                                  of each of the Utility Fund and the
                                  Equity Trust are substantially similar
                                  except that, generally, (i) the Utility
                                  Fund has no fundamental policy with
                                  respect to purchasing securities of other investment companies, (ii) the Utility Fund may borrow money to the extent permitted by applicable law whereas the Equity Trust is limited to borrowings not exceeding 10% of its total assets to finance repurchases of its shares and 5% for extraordinary or emergency purposes,
                                  (iii) there is no limitation on the
                                  amount of foreign securities in which the Utility Fund may invest whereas the Equity Trust is limited to investing up to 35% of its total assets in foreign securities, (iv) the Utility Fund may invest without limit in illiquid securities whereas the Equity Trust may not invest more than 10% of its total assets in illiquid securities and (v) the Utility Fund may make short sales of securities. For a more detailed description of the differences between the investment practices and restrictions of the Utility Fund and the Equity Trust, see "Appendix A - Investment Practices" and "Appendix B - Investment
                                  Restrictions."


Investment Adviser
  to the Utility
  Fund; Advisory
  Fees .............           Gabelli Funds, LLC (the "Investment
                                  Adviser"), the investment adviser for the Equity Trust, will also serve as investment adviser to the Utility Fund. The advisory fee structure for the Utility Fund will be the same as that of the Equity Trust. The investment advisory agreement between the Utility Fund and the Investment Adviser combines investment advisory and administrative responsibilities in one agreement. The Utility Fund will pay the Investment Adviser a fee computed daily and paid monthly at an annual rate of 1.00% of the average weekly net assets of the Utility Fund. See "Investment Advisory and Other Services."


Listing ...........            Application will be made to list the
                                  Utility Fund's shares on the New York
                                  Stock Exchange upon notice of issuance of such shares. Although there is no current trading market for shares of Utility Fund Common Stock, it is expected that "when issued" trading of such shares will commence on the New York Stock Exchange four business days prior to the record date set by the Board of Directors of the Equity Trust for the distribution of the shares of the Utility Fund.

Federal Income Tax
  Consequences of
  the Transaction.......       The Transaction is not expected to increase
                                  significantly the total amount of taxable distributions received by the Equity Trust shareholders for this year and is not expected to result in the recognition of significant taxable gain by the Equity Trust.

                                The distribution of Utility Fund shares and
                                  cash in lieu of fractional shares to
                                  holders of Equity Trust Common Stock will constitute a dividend to each such shareholder up to its portion of the Equity Trust's current or accumulated earnings and profits (but not in excess of the fair market value of Utility Fund shares and cash received by such shareholder) and generally will be taxable to such shareholder as a distribution of ordinary income and/or long-term capital gains. To the extent that the fair market value of the distributed Utility Fund shares and cash exceeds the allocated current earnings and profits and any accumulated earnings and profits from prior years, the excess will first be treated as a non-taxable return of capital, reducing the Equity Trust Common Stock holder's tax basis in its Equity Trust shares; thereafter, distributions in excess of the Equity Trust Common Stock holder's basis will be taxable as gain realized from a deemed sale of its Equity Trust shares. Each Equity Trust Common Stock holder will take a fair market value tax basis in the Utility Fund shares received and will have a new holding period beginning on the date following the date of the distribution. In addition to the other information necessary to file tax returns, the Equity Trust will provide shareholders with information as to the amount of the distribution to be treated as a dividend.

                                The Utility Fund has received an opinion of
                                  counsel to the effect that the foregoing discussion accurately summarizes the material federal income tax consequences of the Transaction.

                                The foregoing summary is subject to and
                                  qualified in its entirety by the
                                  discussion in "The Transaction-Federal
                                  Income Tax Consequences of the
                                  Transaction" and "Taxation" below.

Comparison of
  Distribution
  Policies of the
  Utility Fund
  and the Equity
  Trust                         The Utility Fund intends to file an
                                  exemptive application with the Securities and Exchange Commission requesting an order of exemption from Section 19(b) of the 1940 Act (the "Section 19(b) Exemptive Order") enabling it to distribute to shareholders substantially all of its annual net investment income monthly and capital gains quarterly or more frequently. The Equity Trust will continue to make quarterly dividend payments pursuant to its 10% distribution policy. See "Distributions; Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan."

Manner of Effecting
  the Distribution              The Equity Trust's Board of Directors is
                                  expected to declare a distribution (the
                                  "Distribution") of all the outstanding
                                  common shares of beneficial interest, par value $.001 per share, of the Utility Fund ("Utility Fund Common Stock"), payable to the holders of record of the Equity Trust's Common Stock, par value $.001 per share ("Equity Trust Common Stock"), as of the close of business on a date (the "Distribution Record Date") to be determined, together with the payable date for the Distribution (the "Distribution Date"), by the Equity Trust's Board of Directors promptly following shareholder approval of the Transaction and receipt of an exemptive order from the Securities and Exchange Commission.


                                On or about the Distribution Date, the
                                  Equity Trust will contribute a segment of its assets (which is anticipated to consist largely or exclusively of cash and short-term fixed income instruments) having a value of approximately $75 million to the Utility Fund.


                                The Equity Trust will effect the
                                  Distribution on the Distribution Date by providing for the delivery of the shares of Utility Fund Common Stock to State Street Bank and Trust Company (the "Distribution Agent") for distribution to holders of record of Equity Trust Common Stock as of the close of business on the Distribution Record Date. The
                                  Distribution will be made on the basis of one share of Utility Fund Common Stock for every fourteen shares of Equity Trust Common Stock outstanding on the Distribution Record Date. All such shares of Utility Fund Common Stock will be fully paid and non-assessable. Commencing on or about the Distribution Date, certificates representing shares of Utility Fund Common Stock will be mailed to persons holding Equity Trust Common Stock on the Distribution Record Date. Shareholders who have their Equity Trust shares registered with the transfer agent in book-entry form in their names, will receive shares of the Utility Fund in book-entry form.


                                Fractional shares of Utility Fund Common
                                  Stock will only be issued as part of the Distribution to holders of Equity Trust Common Stock who are participants in the Equity Trust's Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan (the "Equity Trust Plan"). The Distribution Agent will aggregate the fractional shares to which holders who are not participants in the Equity Trust Plan would otherwise be entitled and attempt to sell them in the open market at the then prevailing prices on behalf of such holders, and such holders will receive instead a cash payment in the amount of their pro rata share of the total sales proceeds.


                                In addition, holders of Equity Trust Common
                                  Stock may purchase up to 500 additional
                                  shares of the Utility Fund (acquired
                                  through open market purchases at market
                                  prices) from Gabelli & Company, Inc., the broker-dealer affiliate of the Investment Adviser, without a commission in order to round up their positions to even round lots.

                                No holder of Equity Trust Common Stock will
                                  be required to pay any cash or other
                                  consideration for the shares of Utility
                                  Fund Common Stock received in the
                                  Distribution or to surrender or exchange shares of Equity Trust Common Stock in order to receive shares of Utility Fund Common Stock. The Distribution will not affect the number of, or the rights attaching to, outstanding shares of Equity Trust Common Stock. See "The Transaction - Manner of Effecting the Distribution."


                                Shares of Utility Fund Common Stock
                                  distributed in connection with the
                                  Distribution will be freely transferable except for shares received by persons who may be deemed to be "affiliates" of the Utility Fund under the Securities Act of 1933, as amended (the "1933 Act"). See "The Transaction - Manner of Effecting the Distribution."



Risk Factors and
  Special Considerations        Repurchase and Charter Provisions. As
                                  shareholders of a closed-end fund, the
                                  Utility Fund shareholders do not have the right to redeem their shares. However, the shares are freely transferable, except for shares received by persons who may be deemed to be "affiliates" of the Utility Fund under the 1933 Act, and shareholders desiring liquidity may, subject to applicable securities laws, trade their shares in the Utility Fund on the New York Stock Exchange or other markets on which the shares may trade at the then current market value. Like the Equity Trust, the Utility Fund is authorized to repurchase its shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as its Board of Directors (which term includes a Board of Trustees) may determine from time to time) from the net asset value. In
                                  addition, certain provisions of the
                                  Utility Fund's Declaration of Trust may
                                  be regarded as "anti-takeover"
                                  provisions. Pursuant to these provisions only one of the three classes of directors (which term includes trustees) is elected each year, and the affirmative vote of the holders of 75% of the outstanding voting shares of the Utility Fund is necessary to authorize amendments to the Utility Fund's Declaration of Trust that would be necessary to convert the Utility Fund from a closed-end to an open-end investment company. In addition, the affirmative vote of the holders of 80% of the outstanding voting shares of each class of the Utility Fund, voting as a class, is generally required to authorize certain business transactions with the beneficial owner of more than 5% of the outstanding shares of the Utility Fund. In addition, if the Utility Fund issues preferred stock, the holders of the preferred shares would have the authority to elect two directors at all times and would have separate class voting rights on specified matters including conversion of the Utility Fund to open-end status and certain reorganizations of the Utility Fund. The overall effect of these provisions is to render more difficult the accomplishment of a merger with, or the assumption of control by, a principal shareholder, or the conversion of the Utility Fund to open-end status. These provisions may have the effect of depriving Utility Fund shareholders of an opportunity to sell their shares at a premium above the prevailing market price. See "Description of Common Stock of the Utility Fund and the Equity Trust - Certain Provisions of the Governing Documents of the Utility Fund and the Equity Trust."




                                Non-Diversified Status. As a
                                  non-diversified investment company under the 1940 Act, the Utility Fund, like the Equity Trust, is not limited in the proportion of its assets that may be invested in securities of a single issuer, and accordingly, an investment in the Utility Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company. See "Investment Objectives and Policies of the Utility Fund and the Equity Trust," "Risk Factors" and "Taxation."

                                Discount to Net Asset Value. Shares of
                                  closed-end investment companies
                                  frequently trade at a discount from net
                                  asset value. This characteristic of
                                  shares of a closed-end investment company is a risk separate and distinct from the risk that the Utility Fund's net asset value may decrease. The Equity Trust cannot predict whether the Utility Fund's shares will trade at, below or above net asset value. The risk of holding shares of closed-end investment companies that might trade at a discount to net asset value is more pronounced for shareholders who wish to sell their shares in a relatively short period of time after completion of the Distribution. For those shareholders, realization of a gain or loss on their investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. See "Investment and Objectives of the Utility Fund and the Equity Trust" and "Risk Factors."

                                Taxable Distribution. Each holder of Equity
                                  Trust Common Stock will recognize taxable income as a result of the distribution of the Utility Fund shares and cash in lieu of fractional shares. The Transaction is not expected to increase significantly the total amount of taxable distributions received by the Equity Trust shareholders for this year, provided that the Equity Trust, as it expects, does not contribute securities with significant net unrealized appreciation to the Utility Fund in exchange for Utility Fund shares. In the event that the Equity Trust does contribute securities with significant net unrealized appreciation, the Transaction could result in the recognition of significant taxable gain by the Equity Trust and could increase the total amount of taxable distributions received by the Equity Trust shareholders for this year. See "Proxy
                                  Statement/Prospectus Summary - Federal
                                  Income Tax Consequences of the
                                  Transaction" and "The Transaction -
                                  Federal Income Tax Consequences of the
                                  Transaction."


                                Costs Associated with Sales of Utility Fund
                                  Common Stock. If an Equity Trust
                                  shareholder sells the shares in the
                                  Utility Fund that he receives, the
                                  shareholder may incur brokerage
                                  commissions and the sale may constitute a taxable event for the shareholder.


                                Industry Risks. The Utility Fund will
                                  invest a significant portion of its
                                  assets in companies in the utility
                                  industry and, as a result, the value of
                                  the Utility Fund's shares will be more
                                  susceptible to factors affecting those
                                  particular types of companies, including governmental regulation, deregulation, inflationary and other cost increases in fuel and other operating expenses and high interest costs or borrowings needed for capital construction programs, including compliance with environmental regulations. As a consequence of its concentration policy, the Utility Fund's investments may be subject to greater risk and market fluctuation than a fund that has securities representing a broader range of alternatives. See "Investment Objectives and Polices of the Utility Fund and the Equity Trust" and "Risk Factors."




                                Foreign Securities. There is no limitation
                                  on the amount of foreign securities in
                                  which the Utility Fund may invest. The
                                  Equity Trust, in contrast, may invest up to 35% of its total assets in foreign securities. Investing in securities of foreign companies and foreign governments, which generally are denominated in foreign currencies, may involve certain risk and opportunity considerations not typically associated with investing in domestic companies and could cause the Utility Fund to be affected favorably or unfavorably by changes in currency exchange rates and revaluations of currencies. See "Investment Objectives and Policies of the Utility Fund and the Equity Trust" and "Risk Factors."

                                Leveraging. As provided in the 1940 Act and
                                  subject to certain exceptions, the
                                  Utility Fund may issue debt or preferred stock so long as the Utility Fund's total assets, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the sum of the amount of preferred stock and debt outstanding and the Equity Trust may issue debt for certain restricted purposes up to 10% of its total assets and preferred stock up to the 200% asset coverage limitation. Such debt or preferred stock may be convertible in accordance with SEC staff guidelines which may permit each fund to obtain leverage at attractive rates. Use of leverage may magnify the impact on the holders of common stock of changes in net asset value and the cost of leverage may exceed the return on the securities acquired with the proceeds of leverage, thereby diminishing rather than enhancing the return to such shareholders and generally making the fund's total return to such shareholders more volatile. In addition, the fund may be required to sell investments in order to meet dividend or interest payments on the debt or preferred stock when it may be disadvantageous to do so. See "Risk Factors" and "Appendix A - Investment Practices."



                         TABLE OF FEES AND EXPENSES


                                                                       Equity    Utility
                                                                       Trust     Fund
                                                                       ------    -------
Shareholder Transaction Expenses

Automatic Dividend Reinvestment and Voluntary
Cash Purchase Plan Fees..........................................         (1)       (1)

Annual Operating Expenses (as a percentage of net assets attributable to common shares)

Management Fees..................................................      1.00%     1.00%

Other Expenses (2)...............................................      0.15%     0.75%
                                                                       -----     -----

      Total Annual Operating Expenses............................      1.15%     1.75%
                                                                       -----     -----



Example

         The following examples illustrate the projected dollar amount of cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in each of the Equity Trust and the Utility Fund. These amounts are based upon payment by each of the Equity Trust and the Utility Fund of expenses at levels set forth in the above table.

         You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:



                                           1 year       3 years       5 years     10 years
                                           ------       -------       -------     --------


Equity Trust (3)...........................   $12          $37           $63         $140

Utility Fund (3)...........................   $18          $55           $95         $206





         The foregoing table is to assist you in understanding the various costs and expenses that an investor in each of the Equity Trust and the Utility Fund will bear directly or indirectly. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Equity Trust Common Stock or the Utility Fund Common Stock. Actual expenses and annual rates of return may be more or less than those assumed for purposes of the Example.


         The Utility Fund is a newly-formed entity with no operating history. As such, expenses are estimated based on the anticipated size of the Utility Fund as of the date of this Proxy Statement/Prospectus.

----------------------

(1) Shareholders participating in the Equity Trust's or the Utility Fund's Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan would pay $0.75 per transaction to purchase shares and $2.50 per transaction to sell shares. See "Distributions; Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan."


(2) "Other expenses" are based on estimated amounts for the first full fiscal year for the Utility Fund and actual expenses for the year ended December 31, 1998 for the Equity Trust.

(3)      Amounts are exclusive of fees discussed in Note (1) above.



               PRO FORMA STATEMENT OF ASSETS AND LIABILITIES

         The following unaudited pro forma statement of assets and liabilities of the Equity Trust and the Utility Fund assumes that the Distribution occurred as of December 31, 1998, that the spin-off was at a rate of one share of the Utility Fund for every fourteen Equity Trust shares resulting in 7,579,739 shares of the Utility Fund outstanding and that the assets contributed to the Utility Fund were valued at cost.


                                       December 31, 1998


                                                                                          Pro Forma
      Equity Trust            Assets                                         Equity Trust            Utility Fund
------------------------                                                  -------------------     ------------------
          $1,341,215,869      Investments, at value (1)                        $1,265,418,478            $75,797,391
              41,454,278      Cash and other assets                                41,454,278             -
------------------------                                                  -------------------     ------------------
          $1,382,670,147         Total Assets                                  $1,306,872,756            $75,797,391
------------------------                                                  -------------------     ------------------
                              Liabilities
              30,480,425                                                           30,810,425             -
------------------------                                                  -------------------     ------------------
          $1,352,189,722      Net Assets                                       $1,276,062,331            $75,797,391
========================                                                  ===================     ==================
                              Net Assets consist of:
                              Cumulative Preferred
                              Stock (7.25%, $25 liquidation
                              value, $0.001 par value,
                              8,000,000 shares authorized with
                              5,400,000 shares issued and
            $135,000,000      outstanding)                                       $135,000,000              -
                 106,116      Common Stock at par value                               106,116                 $7,580
             720,262,347      Additional paid-in capital                          720,262,347            $75,789,811
                  55,868      Accumulated net investment income                    -                      -
                              Distributions in excess of net
                              investment income                                  (76,071,523)             -
                              Accumulated net realized gain on
                              investments, futures contracts and
               6,820,887      foreign currency transactions                         6,820,887             -
                              Net unrealized appreciation on
                              investments, futures contracts and
             489,944,504      foreign currency transactions                       489,944,504             -
========================                                                  ===================     ==================
          $1,352,189,722         Total Net Assets                              $1,276,062,331            $75,797,391
========================                                                  ===================     ==================
                  $11.47      Net Asset Value per common share                         $10.75                 $10.00
========================                                                  ===================     ==================
(1)         $844,193,648      Cost of investments                                $768,396,257            $75,797,391


         Set forth below is information with respect to the Utility Fund
Common Stock and the Equity Trust Common Stock following the Distribution.
The following table assumes that the Distribution will be based on the 106,116,347 shares of Equity Trust Common Stock outstanding as of December
31, 1998.


                                                                       Amount Held by Company                Amount
                                           Amount Authorized           or for Its Own Account             Outstanding

Utility Fund Common Stock...........           unlimited                      0 shares                     7,579,739 shares

Equity Trust Common Stock...........       200,000,000 shares                 0 shares                   106,116,347 shares





  PROPOSAL 1: TO APPROVE THE DISTRIBUTION TO EQUITY TRUST SHAREHOLDERS OF
            APPROXIMATELY $75 MILLION OF THE EQUITY TRUST'S NET
         ASSETS IN THE FORM OF SHARES OF THE GABELLI UTILITY FUND,
                  A NEWLY-ORGANIZED CLOSED-END, REGISTERED
                            INVESTMENT COMPANY.

         At the Meeting, a proposal will be presented to approve or disapprove a distribution to Equity Trust shareholders of approximately $75 million of the Equity Trust's net assets in the form of shares of the Utility Fund.

                              The Transaction

Background

         The Equity Trust commenced operations in August 1986 as a non-diversified, closed-end management investment company seeking long-term growth of capital primarily through investment in a portfolio of equity securities selected by the Investment Adviser. Income is a secondary objective of the Equity Trust. At December 31, 1998, the Equity Trust's net assets approximated $1.35 billion. The Equity Trust stated in its prospectus that, as a "non-diversified" investment company, the Equity Trust could concentrate investments in individual issues to a greater degree than a diversified investment company.


         The Board of Directors of the Equity Trust has taken several steps in order to seek to reduce any discount between the trading price of the Equity Trust's shares and the Equity Trust's net asset value. The Board of Directors has authorized the purchase of Equity Trust shares in the open market whenever a discount of 10% or more exists. Additionally, the Board has adopted a "10% distribution" policy.(1) While the Board of Directors of the Equity Trust believes that the adoption of this policy has ameliorated the discount at which the Equity Trust's shares trade, the Investment Adviser, in managing the Equity Trust's assets with a view to assuring that the Equity Trust has sufficient cash and liquidity available to be able on a consistent basis to meet its 10% distribution policy, has diversified the Equity Trust's investments to a greater extent than required under the 1940 Act and the Internal Revenue Code of 1986 (the "Code"). Additionally, the Investment Adviser has found that, in general, the Equity Trust's shareholders are conservative, dividend sensitive investors who like current income. They overwhelmingly favor the Equity Trust's 10% distribution policy.



-------------

1 Pursuant to this policy, the Equity Trust makes quarterly distributions of $0.27 per share following the first three calendar quarters of each year and an adjusting distribution in December equal to the sum of 2.5% of the net asset value of the Equity Trust as of the last day of each of the four preceding calendar quarters less the aggregate distribution of $0.81 per share for the most recent three calendar quarters.



Description of the Transaction

         The Board of Directors of the Equity Trust has approved, subject to shareholder approval, the contribution of a segment of the Equity Trust's net assets having a value of approximately $75 million to the Utility Fund, a newly-formed investment company organized and wholly owned by the Equity Trust. It is anticipated that the contributed assets will consist largely or exclusively of cash and short-term fixed income instruments. All the shares of Utility Fund Common Stock will then be distributed by the Equity Trust as a dividend to its shareholders at a rate of one share of Utility Fund Common Stock for every fourteen shares held of Equity Trust Common Stock.


         The primary investment objective of the Utility Fund is long-term growth of capital and income. Unlike the Equity Trust, which attempts to achieve its objective by investing primarily in a portfolio of equity securities of companies involved in a wide variety of industries, the Utility Fund will invest primarily in common stock and other securities of foreign and domestic companies involved to a substantial extent in providing products, services or equipment for the generation or distribution of electricity, gas, and water and the provision of telecommunications services or infrastructure operations, such as airports, toll roads and municipal services. As a result, the Utility Fund over time may be expected to experience different investment results than the Equity Trust. The Utility Fund will register under the 1940 Act as a non-diversified, closed-end investment company, and the Investment Adviser will serve as investment adviser to the Utility Fund. The advisory fee structure for the Utility Fund will be the same as that of the Equity Trust (see "Investment Advisory and Other Services"), and the Utility Fund's shares will be listed for trading on the New York Stock Exchange. The Distribution Record Date and the Distribution Date will be determined by the Board of Directors of the Equity Trust following shareholder approval of the Transaction. The investment restrictions, policy of concentration in utility businesses and other matters relating to the Utility Fund's structure are described below. See "Investment Objectives and Policies of the Utility Fund and the Equity Trust."


         The Board of Directors believes that the Transaction will result in the following benefits to Equity Trust shareholders:

                  1. The shareholders will receive shares of an investment company with a different risk-return profile than the Equity Trust, thereby providing shareholders with the following alternatives: (a) retaining their shares in both the Equity Trust and the Utility Fund; (b) selling their shares in the Utility Fund and retaining the Equity Trust shares; or (c) selling the Equity Trust's shares and retaining their shares in the Utility Fund. As a consequence, the Equity Trust's shareholders may more closely align their investment portfolio with their desired exposure to different segments of the market. Of course, if a shareholder sells his shares in either the Utility Fund or the Equity Trust, the shareholder may incur brokerage commissions and such sale may constitute a taxable event for the shareholder.

                  2. Shares of the Utility Fund will be issued at a much lower transaction cost to investors than is typically the case for a newly organized closed-end equity fund since there will be no underwriting discounts or commissions. Of course, the Transaction will not result in an increase in the aggregate net assets of the Equity Trust and the Utility Fund.

                  3. As a concentrated fund, the Utility Fund will afford shareholders the opportunity to seek the capital appreciation opportunities presented by a particular market segment. The Utility Fund's policy of concentrating in the utility industry is a fundamental policy that can be changed only with approval of the holders of a majority of the Utility Fund's outstanding voting securities. Of course, as a consequence of its concentration policy, the Utility Fund's investments may be subject to greater risk and market fluctuation than a fund that has securities representing a broader range of alternatives.


                  4. The Utility Fund will distribute to shareholders substantially all of its net income monthly and capital gains quarterly or more frequently pursuant to the Section 19(b) Exemptive Order. The Utility Fund intends to adopt a fixed dividend policy, at a rate to be determined, that is similar to the Equity Trust's 10% distribution policy. The dividend policy of the Utility Fund may be modified from time to time by the Utility Fund's Board of Directors (which term includes a Board of Trustees). As a regulated investment company under the Code, the Utility Fund will not be subject to U.S. federal income tax on its investment company taxable income that it distributes to shareholders, provided that at least 90% of its investment company taxable income for that taxable year is distributed to its shareholders. See "Taxation."


         The Board of Directors believes that the benefits of the Transaction outlined above outweigh the costs of the Transaction. For a description of the costs and expenses relating to the Transaction, see "Transaction Expenses" below.

Federal Income Tax Consequences of the Transaction


         The Equity Trust will contribute cash and securities to the Utility Fund in exchange for shares of the Utility Fund. Such contribution should not be a taxable event to either the Equity Trust or the Utility Fund, but the subsequent distribution of Utility Fund shares to holders of Equity Trust Common Stock may be a taxable event to the Equity Trust and its shareholders as noted below.

         The Equity Trust does not expect that any significant amount of net unrealized appreciation will exist in the securities transferred to the Utility Fund. Accordingly, the Transaction is not expected to result in the recognition of significant taxable gain by the Equity Trust and, except as noted below, is not expected to increase significantly the total amount of taxable distributions received by Equity Trust shareholders for this year. In addition, the Board of Directors of the Equity Trust has considered the tax consequences of the Transaction to its shareholders and has determined that the benefits of the Transaction outweigh any adverse tax consequences.

         The distribution of Utility Fund shares and cash in lieu of fractional shares to holders of Equity Trust Common Stock will constitute a dividend to each such shareholder up to its portion of the Equity Trust's current or accumulated earnings and profits (but not in excess of the fair market value of Utility Fund shares and cash received by such shareholder) and generally will be taxable to such shareholder as a distribution of ordinary income and/or long-term capital gains. The Equity Trust's current earnings and profits for 1999 (including earnings and profits, if any, from the Transaction) will be allocated pro rata among all the Equity Trust's distributions during this year. The Equity Trust intends to contribute to the Utility Fund assets that do not reflect in the aggregate net unrealized appreciation so as to minimize any increase in the Equity Trust's earnings and profits as a result of the Transaction. To the extent that the fair market value of the distributed Utility Fund shares and cash exceeds the allocated current earnings and profits and any accumulated earnings and profits from prior years, the excess will first be treated as a non-taxable return of capital, reducing the Equity Trust Common Stock holder's tax basis in its Equity Trust shares; thereafter, any distributions in excess of the Equity Trust Common Stock holder's tax basis will be taxable as gain realized from a deemed sale of its Equity Trust shares. Each shareholder will take a fair market value tax basis in the Utility Fund shares received and will have a new holding period beginning on the date following the date of the distribution. In addition to the other information necessary to file tax returns, the Equity Trust will provide shareholders with information as to the amount of the distribution to be treated as a dividend.

         The Utility Fund has received an opinion of counsel to the effect that the foregoing discussion accurately summarizes the material federal income tax consequences of the Transaction.

         The foregoing discussion is subject to and qualified in its entirety by the discussion in "Taxation" below.


Listing

         Application will be made to list the Utility Fund's shares on the New York Stock Exchange upon notice of issuance thereof. Although there is no current trading market for shares of Utility Fund Common Stock, it is expected that "when issued" trading of such shares will commence on the New York Stock Exchange four business days prior to the Distribution Record Date.

Transaction Expenses

         The costs of organizing the Utility Fund and effecting the distribution of the Utility Fund's shares to the Equity Trust's shareholders, including the fees and expenses of counsel and accountants and printing, listing and registration fees, are estimated to be approximately $330,000 and will be borne by the Equity Trust. In addition, the Utility Fund will incur operating expenses on an ongoing basis, including legal, auditing, transfer agency and custodian expenses that, when aggregated with the fees payable by the Equity Trust for similar services after the distribution, will likely exceed the fees currently payable by the Equity Trust for those services. It is not expected that the Distribution will have a significant effect on the annual expenses of the Equity Trust percentage of its net assets.

Manner of Effecting the Distribution

         If the Transaction is approved by shareholders of the Equity Trust and all other conditions thereto are satisfied, the Equity Trust's Board of Directors is expected to declare the Distribution of all the outstanding shares of Utility Fund Common Stock, payable on the Distribution Date to the holders of record of the Equity Trust Common Stock as of the close of business on the Distribution Record Date. The Distribution Record Date and the Distribution Date will be determined by the Board of Directors of the Equity Trust promptly following shareholder approval of the Transaction.


         The Equity Trust will effect the Distribution on the Distribution Date by providing for the delivery of shares of Utility Fund Common Stock to the Distribution Agent for distribution to holders of record of Equity Trust Common Stock as of the close of business on the Distribution Record Date. The Distribution will be made on the basis of one share of Utility Fund Common Stock for every fourteen shares of Equity Trust Common Stock outstanding on the Distribution Record Date. All such shares of Utility Fund Common Stock will be fully paid and nonassessable. The holders of Utility Fund Common Stock will have no preemptive rights to subscribe for additional shares of Utility Fund Common Stock or other securities of the Utility Fund. See "Description of Common Stock of the Utility Fund and the Equity Trust - Utility Fund Common Stock." Commencing on or about the Distribution Date, certificates representing shares of Utility Fund Common Stock will be mailed to persons holding Utility Fund Common Stock on the Distribution Record Date or credited in book-entry form to accounts registered directly with the transfer agent, with a confirmation statement mailed to shareholders.


         Fractional shares of Utility Fund Common Stock will only be issued as part of the Distribution to holders of Equity Trust Common Stock who are participants in the Equity Trust Plan. The Distribution Agent will aggregate the fractional shares to which holders who are not participants in the Equity Trust Plan would otherwise be entitled and attempt to sell them in the open market at then prevailing prices on behalf of such holders, and such holders will receive instead a cash payment in the amount of their pro rata share of the total sales proceeds. Thus, a person who holds a number of shares of Equity Trust Common Stock that is not an even multiple of fourteen and who is not a participant in the Equity Trust Plan will receive the appropriate number of shares of and a check for his or her pro rata share of the proceeds from sales of fractional share interests. A holder of fewer than fourteen shares of Equity Trust Common Stock who is not a participant in the Equity Trust Plan will receive no shares of Utility Fund Common Stock in the Distribution but will be entitled only to his or her pro rata share of the proceeds from sales of fractional share interests. Sales of fractional shares of Utility Fund Common Stock are expected to be made as soon as practicable after the Distribution Date and checks representing proceeds of fractional share sales of Utility Fund Common Stock will be mailed shortly thereafter. The Utility Fund will bear the cost of commissions incurred in connection with such sales.


         In addition, holders of Equity Trust Common Stock may purchase up to 500 additional shares of the Utility Fund (acquired through open market purchases at market prices) from Gabelli & Company, Inc., the broker-dealer affiliate of the Investment Adviser, without a commission in order to round up their positions to even round lots.

         No holder of Equity Trust Common Stock will be required to pay to the Equity Trust any cash or other consideration for the shares of Common Stock received in the Distribution or to surrender or exchange shares of Equity Trust Common Stock in order to receive shares of Utility Fund Common Stock. The Distribution will not affect the number of, nor the rights attaching to, outstanding shares of Equity Trust Common Stock.


         Shares of Utility Fund Common Stock distributed in connection with the Distribution will be freely transferable, except for shares received by persons who may be deemed to be "affiliates" of the Utility Fund under the 1933 Act. Persons who may be deemed to be "affiliates" of the Utility Fund after the Distribution generally include individuals or entities that control, are controlled by or are under common control with the Utility Fund, and may include certain officers and directors (which term includes trustees) of the Utility Fund as well as principal shareholders of the Utility Fund. Persons who are affiliates of the Utility Fund will be permitted to sell their shares of the Utility Fund Common Stock only pursuant to an effective registration statement under the 1933 Act or an exemption from the registration requirements of the 1933 Act, such as the exemptions afforded by Section 4(2) of the 1933 Act and Rule 144 thereunder.

Costs Associated with Sales of Utility Fund Common Stock

         If an Equity Trust shareholder sells the shares of Utility Fund Common Stock that he receives in the Distribution, the shareholder may incur brokerage commissions and the sale may constitute a taxable event for the shareholder.

Allocation of Investment Opportunities

         After the distribution of shares in the Utility Fund, the Equity Trust and the Utility Fund and other clients of the Investment Adviser or its affiliates may purchase or sell the same securities. The Investment Adviser follows a policy of allocating purchases and sales of the same security among the Equity Trust and other managed accounts in a manner deemed fair and equitable to all accounts. See "Portfolio Transactions and Brokerage."




                   Investment Objectives and Policies of
                   the Utility Fund and the Equity Trust

         The primary investment objective of the Utility Fund is long-term growth of capital and income. The primary investment objective of the Equity Trust is long-term capital appreciation, with income as a secondary objective. Unlike the Equity Trust, which attempts to achieve its objective by investing primarily in a portfolio of equity securities of companies in a wide variety of industries, the Utility Fund will invest primarily in common stock and other securities of foreign and domestic utility companies involved to a substantial extent in providing products, services or equipment for the generation or the distribution of electricity, gas, and water, the provision of telecommunications services or infrastructure operations, such as airports, toll roads and municipal services.


         The Utility Fund's investment objectives are "fundamental" and therefore may not be changed without the approval of the holders of a majority of the Utility Fund's outstanding voting securities, as defined in the 1940 Act. Except as expressly stated herein, none of the Utility Fund's policies are fundamental and may be modified by the Board of Directors without shareholder approval.


The Utility Fund

         The Utility Fund will attempt to achieve its objectives by investing, under normal market conditions, at least 65% of its total assets in common stock and other securities of foreign and domestic companies in the utility industry. Such industry is generally associated with electric, gas, gas pipeline, telephone, telecommunications, water, cable, airport, seaport, toll road, water disposal and other municipal services companies.


         It is anticipated that the Utility Fund will invest primarily in equity securities of companies in the utility industry. However, the Utility Fund may also invest in preferred stocks and debt securities of any quality and any maturity of such companies when it appears that the Utility Fund will be better able to achieve its investment objective through investments in such securities or when the Utility Fund is temporarily in a defensive position. The remaining 35% of its assets may be invested in other securities, including stocks, debt obligations and money market instruments, as well as certain derivative instruments in the utility industry or other industries. Moreover, should extraordinary conditions affecting such sectors or securities markets as a whole warrant, the Utility Fund may temporarily be primarily invested in money market instruments.

         The companies in which the Utility Fund may invest are those that are engaged to a substantial extent in providing products, services or equipment anywhere in the world relating to the generation or distribution of electricity, gas, water and the provision of telecommunications services or infrastructure operations, such as airports, toll roads and municipal services. Although many of these companies traditionally pay above average dividends, the Utility Fund intends to focus on those companies whose securities have the potential to increase in value. The Utility Fund's performance is expected to reflect conditions affecting public utility industries. These industries are sensitive to factors such as interest rates, local and national government regulations, the price and availability of fuel, environmental protection or energy conservation regulations, the level of demand for services, and the risks associated with constructing and operating nuclear power facilities. These factors may change rapidly. The Utility Fund emphasizes quality in selecting utility investments, and looks for companies that have proven dividend records and sound financial structures. Believing that the industry is under consolidation due to changes in regulation, the Utility Fund intends to position itself to take advantage of trends in consolidation.

         Under normal circumstances the Utility Fund may invest in securities of issuers located in countries other than the United States. Investing in securities of foreign issuers, which generally are denominated in foreign currencies, may involve certain risk and opportunity considerations not typically associated with investing in domestic companies and could cause the Utility Fund to be affected favorably or unfavorably by changes in currency exchange rates and revaluations of currencies. For a further discussion of the risks associated with investing in foreign securities and a description of other risks inherent in the Utility Fund's investment objectives and policies, see "Investment Objectives and Policies of the Utility Fund and the Equity Trust" and "Risk Factors."


The Equity Trust

         The Equity Trust attempts to achieve its objectives by investing primarily in a portfolio of equity securities consisting of common stock, preferred stock, convertible or exchangeable securities and warrants and rights to purchase such securities, selected by the Investment Adviser.

Investment Methodology of the Equity Trust and the Utility Fund


         In selecting securities for the Equity Trust or the Utility Fund, the Investment Adviser normally will consider the following factors, among others: (1) the Investment Adviser's own evaluations of the private market value, cash flow, earnings per share and other fundamental aspects of the underlying assets and business of the company; (2) the potential for capital appreciation of the securities; (3) the interest or dividend income generated by the securities; (4) the prices of the securities relative to other comparable securities; (5) whether the securities are entitled to the benefits of call protection or other protective covenants; (6) the existence of any anti-dilution protections or guarantees of the security; and (7) the diversification of the portfolio of the Equity Trust or the Utility Fund as to issuers. The Investment Adviser's investment philosophy with respect to debt and equity securities seeks to identify assets that are selling in the public market at a discount to their private market value, which the Investment Adviser defines as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Investment Adviser also normally evaluates the issuers' free cash flow and long-term earnings trends. Finally, the Investment Adviser looks for a catalyst -- something in the company's industry or indigenous to the company or country itself that will surface additional value.


         The investment objectives of long-term growth of capital and income are fundamental policies of both the Equity Trust and the Utility Fund. The Utility Fund's policy of concentration in companies in the utility industry is also a fundamental policy of the Utility Fund. Fundamental policies may not be changed without the authorization of a Majority Vote (as hereinafter defined) of the fund's shareholders.


                                Risk Factors


         Industry Risks. The Utility Fund will invest a significant portion of its assets in particular types of companies, and, as a result, the value of the Utility Fund's shares will be more susceptible to factors affecting those particular types of companies, including governmental regulation, inflation, cost increases in fuel and other operating expenses and high interest costs such as borrowings needed for capital construction programs, including compliance with environmental regulations. The Equity Trust, on the other hand, has historically been broadly diversified across industry groups.

         Various regulatory regimes impose limitations on the percentage of the shares of a public utility held by an investment for its clients. These limitations may unfavorably restrict the ability of the Utility Fund to make certain investments.

         In addition, deregulation of the utility industry could have a positive or negative impact on the Utility Fund's shares. The Investment Adviser believes that certain utility companies' fundamentals should continue to improve as the industry undergoes deregulation. Companies may seek to strengthen their competitive positions through mergers and takeovers. The loosening of the regulation governing utilities should encourage convergence within the industry Improving earnings prospects, strong cash flows, share repurchases and takeovers from industry consolidation may tend to boost share prices. However, certain companies may be less able to meet the challenge of deregulation as competition increases and investments in these companies would not be likely to perform well.


         Long-Term Objective. Each of the Equity Trust and the Utility Fund is intended for investors seeking long-term capital growth and income. Neither the Equity Trust nor the Utility Fund is meant to provide a vehicle for those who wish to play short-term swings in the stock market. An investment in shares of the Equity Trust and/or shares of the Utility Fund should not be considered a complete investment program. Each shareholder should take into account the shareholder's investment objectives as well as the shareholder's other investments when considering the Transaction.

         Non-Diversified Status. The Equity Trust and the Utility Fund each is classified as a "non-diversified" investment company under the 1940 Act, which means neither the Equity Trust nor the Utility Fund is limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Equity Trust has in the past conducted and the Equity Trust and the Utility Fund each intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Code, which will relieve it of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Taxation." To so qualify, among other requirements, the Equity Trust and the Utility Fund each will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (ii) at least 50% of the market value of its assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of its assets and not greater than 10% of the outstanding voting securities of such issuer. The investments of the Equity Trust and the Utility Fund in U.S. Government Securities are not subject to these limitations. Because the Equity Trust and the Utility Fund, as non-diversified investment companies, may invest in the securities of individual issuers to a greater degree than a diversified investment company, an investment in the Equity Trust or the Utility Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company.

         Market Value and Net Asset Value. The Utility Fund is a newly organized, non-diversified, closed-end management investment company with no previous operating history. Shares of closed-end investment companies frequently trade at a discount from net asset value. The characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that the Utility Fund's net asset value will decrease. The Equity Trust cannot predict whether the Utility Fund's shares will trade at, below or above net asset value. The risk of holding shares of a closed-end fund that might trade at a discount is more pronounced for shareholders who wish to sell their shares in a relatively short period of time after the Distribution because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. The Utility Fund's shares are not subject to redemption. Shareholders desiring liquidity may, subject to applicable securities laws, trade their shares in the Utility Fund on the New York Stock Exchange or other markets on which such shares may trade at the then current market value, which may differ from the then current net asset value. For information concerning the trading history of the Equity Trust's shares, see "Description of Common Stock of the Utility Fund and the Equity Trust - Equity Trust Common Stock."

         Lower Rated Securities. The Equity Trust and the Utility Fund each may invest up to 10% of its total assets in fixed-income securities rated in the lower rating categories of recognized statistical rating agencies, such as securities rated "CCC" or lower by S&P or "Caa" or lower by Moody's, Inc., or non-rated securities of comparable quality. These debt securities are predominantly speculative and involve major risk exposure to adverse conditions and are often referred to in the financial press as "junk bonds."

         Foreign Securities. The Equity Trust may invest up to 35% of its total assets in foreign securities. There is no limitation on the amount of foreign securities in which the Utility Fund may invest. Investing in securities of foreign companies and foreign governments, which generally are denominated in foreign currencies, may involve certain risk and opportunity considerations not typically associated with investing in domestic companies and could cause the Equity Trust or the Utility Fund to be affected favorably or unfavorably by changes in currency exchange rates and revaluations of currencies. In addition, less information may be available about foreign companies and foreign governments than about domestic companies and foreign companies and foreign governments generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. Foreign securities and their markets may not be as liquid as U.S. securities and their markets. Securities of some foreign companies may involve greater market risk than securities of U.S. companies. Investment in foreign securities may result in higher expenses than investing in domestic securities because of the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, and the imposition of transfer taxes or transaction charges associated with foreign exchanges. Investment in foreign securities also may be subject to local economic or political risks, including instability of some foreign governments, the possibility of currency blockage or the imposition of withholding taxes on dividend or interest payments, and the potential for expropriation, nationalization or confiscatory taxation and limitations on the use or removal of funds or other assets.

         Among the foreign securities in which the Equity Trust and the Utility Fund may invest are those issued by companies located in developing countries, which are countries in the initial stages of their industrialization cycles. Investing in the equity and debt markets of developing countries involves exposure to economic structures that are generally less diverse and less mature, and to political systems that can be expected to have less stability, than those of developed countries. The markets of developing countries historically have been more volatile than the markets of the more mature economies of developed countries, but often have provided higher rates of return to investors. The Equity Trust and the Utility Fund each may also invest in debt securities of foreign governments.

         For a further description of lower rated securities and the risks associated therewith, see Appendix A. For a description of the ratings categories of certain recognized statistical ratings agencies, see Appendix D.


         Risks to Holders of Common Stock of Issuance of Senior Securities. A leveraged capital structure creates certain special risks and potential benefits not associated with unleveraged funds having similar investment objectives and policies. Any investment income or gains from the capital represented by preferred shares or debt which is in excess of the dividends payable thereon will cause the total return of the common shares to be higher than would otherwise be the case. Conversely, if the investment performance of the capital represented by preferred shares or debt fails to cover the dividends payable thereon, the total return of the common shares would be less or, in the case of negative returns, would result in higher negative returns to a greater extent than would otherwise be the case. The requirement to pay dividends on preferred shares or debt in full before any dividends may be paid on the common shares means that dividends on the common shares from earnings may be reduced or eliminated.

         The mandatory requirements of the 1940 Act could also pose certain risks for the holders of Common Stock in the same circumstances. If the asset coverage for any preferred shares or debt securities falls below the requirements of the 1940 Act, a fund would be unable to pay dividends on its common shares. Although an inability to pay dividends on the common shares could conceivably cause a fund to lose its special federal income tax status, which would be materially adverse to the holders of the common shares, such inability can be avoided through the use of mandatory redemption requirements designed to ensure that the fund maintains the necessary asset coverage.

         The class voting rights of preferred shares could make it more difficult for a fund to take certain actions that may, in the future, be proposed by the Board and/or the holders of Common Stock, such as a merger, exchange of securities, liquidation or alteration of the rights of a class of the Utility Fund's securities if such actions would be adverse to the preferred shares, or such as changing to an open-end investment company or acting inconsistently with its fundamental investment restrictions or other fundamental policies or seeking to operate other than as an investment company.

         The Equity Trust currently has preferred shares outstanding. Preferred shares (additional preferred shares in the case of the Equity Trust) will be issued only if the Board of the Utility Fund or the Equity Trust, as the case may be, determines in light of all relevant circumstances known to the Board that to do so would be in the best interests of the fund and its shareholders. The circumstances that the Board will consider before issuing preferred shares, include not only the dividend rate on the preferred shares in comparison of the historical performance of the fund but also such matters as the terms on which the fund can call the preferred shares, the circumstances in which the Investment Adviser will earn additional investment advisory fees on the net assets attributable to the preferred shares and the ability of the fund to meet the asset coverage tests and other requirements imposed by the rating agencies for such preferred shares.


         The issuance of preferred shares convertible into shares of common stock might also reduce net income per share of such shares and net asset value per share of such shares if these securities are converted into common stock. Such income dilution would occur if the fund could, from the investments made with the proceeds of the preferred shares, earn an amount per common share issuable upon conversion greater than the dividend required to be paid on the amount of preferred stock convertible into one share of common stock. Such net asset value dilution would occur if preferred shares were converted at a time when the net asset value per common share was greater than the conversion price.


         Temporary Investments. During temporary defensive periods and during inopportune periods to be fully invested the Equity Trust and the Utility Fund each may invest in U.S. Government Securities and in money market mutual funds not affiliated with the Investment Adviser that invest in those securities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, are supported by the "full faith and credit" of the U.S. Government; others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.


         Other Investments. The Equity Trust and the Utility Fund each is permitted to invest in securities subject to reorganization, repurchase agreements, options and futures contracts, engage in forward currency transactions and enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis and the Utility Fund may make short sales of securities. See Appendix A for a discussion of these investments and techniques and the risks associated with them.


                          Investment Restrictions

         The Equity Trust and the Utility Fund operate under the investment restrictions described in Appendix B. The same investment restrictions apply to both the Equity Trust and the Utility Fund except as described in Appendix B.


                         Management of Utility Fund
                            and the Equity Trust

Directors and Officers

         Overall responsibility for management and supervision of each of the Equity Trust and the Utility Fund rests with its Board of Directors. The Board of each fund approves all significant agreements between the fund and the companies that furnish the fund with services, including agreements with the Investment Adviser, the fund's custodian and the fund's transfer agent. The day-to-day operations of each of the Equity Trust and the Utility Fund are delegated to the Investment Adviser.


         With the exception of Anthony J. Colavita, Vincent D. Enright and John D. Gabelli, who will serve as directors of the Utility Fund, the same persons who currently serve as directors of the Equity Trust are also directors of the Utility Fund, and the principal officers of the Equity Trust hold the same or similar offices with the Utility Fund. The names and business addresses of the directors and principal officers of the Equity Trust and of the Utility Fund are set forth in the following table, together with their positions and their principal occupations during the past five years and, in the case of the directors, their positions with certain other organizations and companies. Directors who are "interested persons" of the Equity Trust and the Utility Fund, as defined by the 1940 Act, are indicated by an asterisk. Directors who are solely elected by the holders of the Equity Trust's Cumulative Preferred Stock are indicated by a "+".



                                           Position with the Equity Trust               Number and Percentage of
                                              and the Utility Fund and              Equity Trust Shares Beneficially
                                                Principal Occupation                      Owned** Directly or
  Name and Business Address (Age)              During Past Five Years                 Indirectly on March 17, 1999
  -------------------------                    ----------------------                 ----------------------------

                                                                                 Common                Preferred



  Dr. Thomas E. Bratter (60)           Director of the Equity Trust and the      10,802***                  0
  One Corporate Center                 Utility Fund.  Director, President and
  Rye, NY  10580-1434                  Founder, The John Dewey Academy
                                       (residential college preparatory
                                       therapeutic high school). (10)

  Bill Callaghan (54)                  Director of the Equity Trust and the      959***                     0
  One Corporate Center                 Utility Fund.  President of Bill
  Rye, NY  10580-1434                  Callaghan Associates Ltd., an
                                       executive search company.  (3)(10)

 +Felix J. Christiana (73)             Director of the Equity Trust and the      36,415***                  1000***
  Anthony J. Colavita                  Utility Fund.  Retired; formerly
  One Corporate Center                 Senior Vice President of Dollar Dry
  Rye, NY  10580-1434                  Dock Savings Bank.
                                       (1)(2)(3)(4)(5)(8)(10)(13)

  Anthony J. Colavita (62 )            President and Attorney at law in the
  One Corporate Center                 law firm of Anthony J. Colavita, P.C.     0                          0
  Rye, NY  10580-1434                  since 1961.  (1)(2)(3)(4)(6)(7)(8)
                                       (9)(11)(12)(13)(14)

+ James P. Conn (61)                   Director of the Equity Trust and the      23,251***                  4000***
  One Corporate Center                 Utility Fund.  Former Managing
  Rye, New York 10580-1434             Director and Chief Investment
                                       Officer of Financial Security
                                       Assurance Holdings Ltd., 1992-
                                       1998; Director of Meditrust
                                       Corporation (real estate investment
                                       trust); Director of First Republic
                                       Bank.  (1)(2)(10)(14)

  Vincent D. Enright  (55)             Director of the Utility Fund.             0                          0
  One Corporate Center                 Former Senior Vice President and
  Rye, NY  10580-1434                  Chief Financial Officer of KeySpan
                                       Energy Corporation through 1998.

  Frank J. Fahrenkopf, Jr. (59)        Director of the Equity Trust and the      0                          0
  One Corporate Center                 Utility Fund.  President and CEO of
  Rye, New York 10508-1434             the American Gaming Association
                                       since June 1995; Partner of Hogan &
                                       Hartson; Chairman of International
                                       Trade Practice Group.  Co-Chairman
                                       of the Commission on Presidential
                                       Debates; former Chairman of the
                                       Republican National Committee.

* Mario J. Gabelli (56)                Chairman of the Board, President          1,188,018 (1.12%)          0
  One Corporate Center                 and Chief Investment Officer of the
  Rye, New York 10580-1434             Equity Trust and the Utility Fund.
                                       Chairman of the Board, Chief
                                       Executive Officer of Gabelli Asset
                                       Management Inc. and Chief
                                       Investment Officer of the Investment
                                       Adviser and GAMCO Investors, Inc;
                                       Chairman of the Board and Chief
                                       Executive Officer of Lynch
                                       corporation (diversified
                                       manufacturing and communications
                                       services company); Director of
                                       East/West Communications Inc.
                                       (1)(2)(3)(4)(5)
                                       (6)(7)(8)(9)(10)(11)(12)

* John D. Gabelli (53)                 Senor Vice President of Gabelli &         0                          0
  One Corporate Center                 Company, Inc. and Director of
  Rye, New York  10580-1434            Gabelli Advisers, Inc. (1)(2)(5)(8)

* Karl Otto Pohl (69)                  Director of the Equity Trust and the           0                     0
  One Corporate Center                 Utility Fund.  Member of the
  Rye, New York 10580-1434             Shareholder Committee of Sal.
                                       Oppenheim Jr. & Cie (private
                                       investment bank); Board Member of
                                       TrizecHahn Corporation (real estate
                                       company) and Zurich Versicherungs-
                                       Gesellschaft (Insurance company);
                                       Director of Gabelli Asset
                                       Management Inc.  Former President
                                       of the Deutsche Bundesbank and
                                       Chairman of its Central Bank
                                       Council from 1980 through 1991.
                                       (1)(2)(3)(4)(5)(6)(7)(8)
                                       (9)(10)(11)(12)(13)(14)

  Anthony R. Pustorino (73)            Director of the Equity Trust and the      9,617***                   0
  One Corporate Center                 Utility Fund.  Certified Public
  Rye, New York 10580-1434             Accountant, Professor of
                                       Accounting, Pace University, since
                                       1965.  (1)(2)(3) (4)(5)(10)(11)(13)

* Salvatore J. Zizza (53)              Director of the Equity Trust and the      31,102***                  0
  One Corporate Center                 Utility Fund; Adviser to The Gabelli
  Rye, New York 10580-1434             Growth Fund; Chairman of The
                                       Bethlehem Corp.; Board Member of
                                       Hollis Eden Pharmaceuticals; Former
                                       Executive Vice President of FMG
                                       Group (a healthcare provider);
                                       Former President and Chief Executive
                                       Officer of the Lehigh Group Inc. (an
                                       electrical supply wholesaler);
                                       Former Chairman of the Executive
                                       Committee and Director of Binnings
                                       Building Products, Inc.; (1)(4)(10)

  Directors and Officers as a Group                                              1,302,548                  5,000***
                                                                                 (1.23%)

  Bruce N. Alpert (47)                 Vice President and Treasurer of the
  One Corporate Center                 Equity Trust and the Utility Fund.
  Rye, New York 10580-1434             Executive Vice President and Chief
                                       Operating Officer of the Investment
                                       Adviser since June 1988; Director
                                       and President of Gabelli Advisers,
                                       Inc.; Officer of all other
                                       registered investment companies
                                       advised by the Investment Adviser;
                                       Vice President of The Treasurer's
                                       Fund Inc.; Vice President of Gabelli
                                       Westwood Funds.

  James E. McKee (36)                  Secretary of the Equity Trust and the
  One Corporate Center                 Utility Fund.  Vice President,
  Rye, New York 10580-1434             General Counsel and Secretary of the
                                       Investment Adviser (since 1995) and
                                       Vice President and General Counsel
                                       of GAMCO Investors, Inc. (since
                                       1993); Secretary of the registered
                                       investment companies advised by the
                                       Investment Adviser and its
                                       affiliates; Branch Chief of the
                                       Securities and Exchange Commission
                                       -- Northeast Regional Office,
                                       1992-1993.

  Marc S. Diagonale (32)               Vice President of the Equity Trust.
  One Corporate Center                 Client services representative of
  Rye, New York 10580-1434             Gabelli & Company, Inc. since
                                       March 1993.






----------------
*      "Interested person" of the Equity Trust and the Utility Fund, as defined in the 1940 Act. Mr. Mario Gabelli is an "interested person" of each fund as a result of his employment as an officer of the fund and the
Investment Adviser. Messrs. John and Mario Gabelli are registered representatives of an affiliated broker-dealer. Mr. Pohl is a director of the parent company of the Investment Adviser. Mr. Zizza may be an
"interested person" as a result of his previous association within the last three years with Binnings Building Products, Inc., an entity which was controlled by GLI, Inc., an affiliate of the Investment Adviser.


**     For this purpose "beneficial ownership" is defined under Section 13(d)
of the Securities Exchange Act of 1934, as amended (the "1934 Act"). The information as to beneficial ownership is based upon information furnished to the Equity Trust by the Directors.

***    Less than 1%.




(1)   Director of The Gabelli Asset Fund.                (8)   Director of Gabelli Global Series Funds, Inc.
(2)   Director of The Gabelli Growth Fund.               (9)   Director of Gabelli Gold Fund, Inc.
(3)   Director of The Gabelli Value Fund Inc.            (10)  Director of The Gabelli Global Multimedia Trust
(4)   Director of The Gabelli Convertible Securities           Inc.
      Fund, Inc.                                         (11)  Director of Gabelli Capital Series Funds
(5)   Director of Gabelli Equity Series Funds, Inc.      (12)  Director of Gabelli International Growth Fund,
(6)   Director of The Gabelli Money Market Funds               Inc.
(7)   Director of Gabelli Investor Funds, Inc.           (13)  Director of the Treasurer's Fund, Inc.
                                                         (14)  Director of the Gabelli Westwood Funds




         The Board of Directors of the Equity Trust and the Utility Fund are each divided into three classes, with a class having a term of three years except as described below. Each year the term of office of one class of directors of the Equity Trust and one class of directors of the Utility Fund will expire. However, to ensure that the term of a class of the Utility Fund's directors expires each year, one class of the Utility Fund's directors will serve an initial one-year term and three-year terms thereafter and another class of its directors will serve an initial two-year term and three-year terms thereafter. The terms of Messrs. Callaghan, Fahrenkopf and Zizza as directors of the Equity Trust expire in 1999 (See Proposal 2) and as directors of the Utility Fund in 2002; the terms of Messrs. Conn, Pohl and Pustorino as directors of the Equity Trust and of the Utility Fund expire in 2000; the terms of Messrs. Bratter, Christiana and Mario Gabelli as directors of the Equity Trust and the Utility Fund expire in 2001. The terms of Messrs. John Gabelli, Enright and Colavita as directors of the Utility Fund expire in 2000, 2001 and 2002, respectively. See "Description of Common Stock of the Utility Fund and the Equity Trust--Certain Provisions of the Governing Documents of the Equity Trust and the Utility Fund."


Non-Resident Directors

         Karl Otto Pohl, a director of the Equity Trust and of the Utility Fund, resides outside the United States and substantially all of his assets are located outside the United States. Mr. Pohl has not authorized an agent in the United States to receive notice of service of process. Consequently, it may be difficult for shareholders to effect service of process upon him within the United States or to realize against him upon judgments of courts in the United States predicated upon civil liability under the United States federal securities laws. In addition, it is not certain that civil liabilities predicated upon the U.S. federal securities laws on which a valid judgment of a court in the United States is obtained would be enforceable in German courts.

Remuneration of Directors and Officers


         The Equity Trust pays each director not affiliated with the Investment Adviser or its affiliates, a fee of $12,000 per year plus $1,500 per meeting attended, together with the director's actual out-of-pocket expenses relating to attendance at meetings. The aggregate remuneration paid by the Equity Trust to such directors during the fiscal year ended December 31, 1998, amounted to $156,500. For a description of the remuneration received by each director of the Equity Trust individually and the total remuneration received by each such director from funds in the Gabelli complex for the fiscal year ended December 31, 1998, see "Proposal 2 - Compensation Table."

         The Utility Fund will pay each director who is not affiliated with the Investment Adviser or its affiliates a fee of $3,000 per year plus $500 per meeting attended, together with each director's actual out-of-pocket expenses relating to attendance at such meetings.

         Since July 15, 1994, Marc S. Diagonale, Vice President of the Equity Trust, has performed shareholder services on behalf of the Equity Trust. Mr. Diagonale will perform similar services on behalf of the Utility Fund. He currently receives a salary from the Equity Trust at the annual rate of $115,000.


                   Investment Advisory and Other Services

Investment Adviser


         The Investment Adviser, together with other affiliated investment advisers, has assets under management totaling $16.2 billion. Gabelli Funds, LLC, a New York limited liability company, with offices at One Corporate Center, Rye, New York 10580-1434, is investment adviser (the "Investment Adviser") to the Equity Trust and to the Utility Fund. The Investment Adviser was organized in 1999 and is the successor to Gabelli Funds, Inc. which was organized in 1980. As of December 31, 1998, the Investment Adviser and its affiliates act as registered investment advisers to 13 management investment companies with aggregate net assets of $7.2 billion. GAMCO Investors, Inc., an affiliate of the Investment Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments, having aggregate assets of $8.0 billion under management as of December 31, 1998. Gabelli Fixed Income LLC, an affiliate of the Investment Adviser, acts as investment adviser for the Treasurer's Funds and separate accounts having aggregate assets under management of $1.5 billion. The Investment Adviser is a wholly-owned subsidiary of Gabelli Asset Management Inc., a New York corporation, whose Class A Common Stock is traded on the New York Stock Exchange under the symbol "GBL ." Mr. Mario J. Gabelli may be deemed a "controlling person" of the Investment Adviser on the basis of his ownership of a majority of the stock of the Gabelli Group Capital Partners, Inc., which owns 80% of the capital stock of Gabelli Asset Management Inc. There is no contract of employment between the Investment Adviser and Mr. Gabelli, although, Mr. Gabelli has entered into a three year employment agreement with Gabelli Asset Management Inc., the parent company of the Investment Adviser. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser.


Investment Advisory Agreements

         The terms of Investment Advisory Agreement between the Utility Fund and the Investment Adviser, which becomes effective on the consummation of the Transaction, are identical to those of the Investment Advisory Agreement between the Equity Trust and the Investment Adviser (each such agreement, an "Advisory
Agreement").


         Under the terms of each Advisory Agreement, the Investment Adviser manages the portfolio of the fund in accordance with its stated investment objective and policies, makes investment decisions for the fund, places orders to purchase and sell securities on behalf of the fund and manages its other business and affairs, all subject to the supervision and direction of the fund's Board of Directors. In addition, under each Advisory Agreement, the Investment Adviser oversees the administration of all aspects of the fund's business and affairs and provides, or arranges for others to provide, at the Investment Adviser's expense, certain enumerated services, including maintaining the fund's books and records, preparing reports to the fund's shareholders and supervising the calculation of the net asset value of its shares. All expenses of computing the net asset value of the Utility Fund or the Equity Trust, including any equipment or services obtained solely for the purpose of pricing shares or valuing its investment portfolio, will be an expense of the fund under its respective Advisory Agreement unless the Adviser voluntarily assumes responsibility for such expense.


         Each Advisory Agreement combines investment advisory and administrative responsibilities in one agreement. For services rendered by the Investment Adviser on behalf of each fund under the fund's Advisory Agreement, the fund pays the Investment Adviser a fee computed daily and paid monthly at the annual rate of 1.00% of the average weekly net assets of the fund.

         The Advisory Agreements provide that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Equity Trust or the Utility Fund. As part of the Advisory Agreements, the Equity Trust and the Utility Fund each has agreed that the name "Gabelli" is the Investment Adviser's property, and that in the event the Investment Adviser ceases to act as an investment adviser to the fund, the fund will change its name to one not including "Gabelli."

         Pursuant to its terms, each Advisory Agreement will remain in effect with respect to the Equity Trust or the Utility Fund, as the case may be, until the second anniversary of shareholder approval of such Agreement, and from year to year thereafter if approved annually (i) by the fund's Board of Directors or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by a Majority Vote.

Portfolio Management


         Mario J. Gabelli, Chief Investment Officer of the Equity Trust, has managed the Equity Trust's assets since its inception and, as Chief Investment Officer of the Utility Fund, will be the leader of a team which will manage the Utility Fund's assets. For a list of Mr. Gabelli's other affiliations, see "Management of the Utility Fund and the Equity Trust--Directors and Officers."


Administrator


         The Investment Adviser has entered into an Administration Contract with First Data Investor Services Group Inc. (the "Administrator") pursuant to which the Administrator provides certain administrative services necessary for the Equity Trust's operations which do not include the investment advisory and portfolio management services provided by the Investment Adviser. For these services and the related expenses borne by the Administrator, the Investment Adviser pays a prorated monthly fee at the annual rate of .10% of the first $1.0 billion of the aggregate average net assets of the Equity Trust and all other funds advised by the Investment Adviser and administered by the Administrator, .08% of the aggregate average net assets exceeding $1.0 billion, .03% of the aggregate average net assets in excess of $1.5 billion and .02% of the aggregate net assets in excess of $3.0 billion (with a minium annual fee of $30,000 per portfolio), which, together with the services to be rendered, is subject to negotiation between the parties. The Administrator has its principal office at 101 Federal Street, Boston MA 02110.

         The Investment Adviser will enter into an Administration Agreement with the Administrator pursuant to which the Administrator will provide certain administrative services necessary for the Utility Fund's operations but which do not concern the investment advisory and portfolio management services provided by the Investment Adviser. These services include the preparation and distribution of materials for meetings of the Utility Fund's Board of Directors, compliance testing of the Utility Fund's activities and assistance in the preparation of proxy statements, reports to shareholders and other documentation. For such services and the related expenses borne by the Administrator, the Investment Adviser will pay the Administrator a monthly fee at the annual rate of .10% of the average daily net assets of the Utility Fund (with a minimum annual fee of $30,000 and subject to reduction to (i) .08% of the aggregate assets exceeding $1 billion, (ii) .03% of the aggregate assets managed by the Investment Adviser and administered by the Administrator in excess of $1.5 billion and
(iii) .02% of such assets in excess of $3.0 billion) which, together with the services to be rendered, is subject to negotiation between the parties and both parties retain the right unilaterally to terminate the arrangement on 60 days' written notice.


Payment of Expenses

         For purposes of the calculation of the fees payable to the Investment Adviser by the Equity Trust and the Utility Fund, respectively, average weekly net assets of each of the Equity Trust and the Utility Fund are determined at the end of each month on the basis of its average net assets for each week during the month. The assets for each weekly period are determined by averaging the net assets at the end of a week with the net assets at the end of the prior week.

         The Investment Adviser will be obligated to pay expenses associated with providing the services contemplated by the respective Advisory Agreements including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Equity Trust and the Utility Fund, as well as the fees of all directors of the Equity Trust and of the Utility Fund who are affiliated with the Investment Adviser or any of its affiliates. The Equity Trust and the Utility Fund each pays all other expenses incurred in its operation including, among other things, expenses for legal and independent accountants' services, costs of printing proxies, stock certificates and shareholder reports, charges of the custodian, any subcustodian and transfer and dividend paying agent, expenses in connection with its respective Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan, Securities and Exchange Commission ("SEC") fees, fees and expenses of unaffiliated directors, accounting and pricing costs, membership fees in trade associations, fidelity bond coverage for its officers and employees, directors' and officers' errors and omission insurance coverage, interest, brokerage costs, taxes, stock exchange listing fees and expenses, expenses of qualifying its shares for sale in various states, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Equity Trust or the Utility Fund, as the case may be.


                    Portfolio Transactions and Brokerage

         The Equity Trust's practices and policies with respect to portfolio transactions and brokerage are described under "Additional Information--Portfolio Transactions and Brokerage." The Utility Fund will follow those same practices and policies in its operations.

Portfolio Turnover

         The Equity Trust's portfolio turnover rates for the fiscal years ended December 31, 1998 and December 31, 1997 were 39.8% and 39.2%, respectively. It is not expected that the annual portfolio turnover rate for the Utility Fund will exceed 100%. Portfolio turnover rate is calculated by dividing the lesser of an investment company's annual sales or purchases of portfolio securities by the monthly average value of securities in its portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Equity Trust and its shareholders or by the Utility Fund and its shareholders, as applicable.

                      Determination of Net Asset Value

         The net asset value of the Equity Trust's shares is computed, and that of the Utility Fund's shares will be computed, based on the market value of the securities it holds and determined daily as of the close of regular trading on the New York Stock Exchange and reported in financial newspapers of general circulation as of the last day of each week.


         Portfolio securities which are traded on a nationally recognized stock exchange or Nasdaq National Market System are valued at the last sale price as of the close of regular trading on the day the securities are being valued, or lacking any sales, at the mean between closing bid and asked prices. If no asked prices are quoted on such day, then the security is valued at the closing bid price on such day. Other over-the-counter securities are valued at the mean of the current bid and asked prices as reported by Nasdaq, or in the case of securities not quoted by Nasdaq, the National Quotation Bureau or other comparable source as the Board of Directors deems appropriate to reflect their fair value. If no asked prices are quoted on that day, then the security is valued at the closing bid price on such day. If no bid or asked prices are quoted on that day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Investment Adviser. Securities traded primarily on foreign exchanges are valued at the closing price on such exchanges immediately prior to the close of the New York Stock Exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors. Short-term investments that mature in more than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors. Short-term investments that mature in 60 days or fewer are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. Options are valued at the last sale price as of the close of regular trading, or lacking any sales, at the mean between the last bid and asked prices.


         Net asset value per share is calculated by dividing the value of the securities held plus any cash or other assets minus all liabilities, including accrued expenses, by the total number of shares outstanding at such time.

         Distributions; Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan

The Equity Trust's 10% Distribution Policy


         The Equity Trust's policy is to make quarterly distributions of $0.27 per share at the end of each of the first three calendar quarters of each year. The Equity Trust's distribution in December for each calendar year is an adjusting distribution (equal to the sum of 2.5% of the net asset value of the Equity Trust as of the last day of the four preceding calendar quarters less the aggregate distributions of $0.81 per share made for the most recent three calendar quarters) in order to meet the Equity Trust's 10% distribution policy as well as the Code's distribution requirements. Prior to May 13, 1998, the quarterly distribution in each of the first three quarters of each year was $0.25 per share. The Equity Trust reserves the right, but does not currently intend, to retain for reinvestment and pay federal income taxes on its net capital gain, if any. If, for any calendar year, the total distributions exceed net investment income and net realized capital gains, the excess will generally be treated as a tax-free return of capital (up to the amount of the shareholder's tax basis in his shares). The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis in his shares, thereby increasing his potential gain or reducing his potential loss on the sale of his shares. Such excess, however, will be treated as ordinary dividend income up to the amount of the Equity Trust's current and accumulated earnings and profits.


         The distribution to shareholders of Utility Trust shares will not affect the Equity Trust's 10% Distribution Policy.

         In the event the Equity Trust distributes amounts in excess of its net investment income and net realized capital gains, such distributions will decrease the Equity Trust's total assets and, therefore, have the likely effect of increasing the Equity Trust's expense ratio. In addition, in order to make such distributions, the Equity Trust may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

The Utility Fund's Distribution Policy


         While the Equity Trust distributes dividends quarterly under its 10% distribution policy, the Utility Fund will distribute to shareholders substantially all of its net investment income monthly and capital gains quarterly or more frequently pursuant to the Section 19(b) Exemptive Order and any amendments thereto. The Utility Fund intends to adopt a fixed dividend policy, at a rate to be determined, that is similar to the Equity Trust's 10% distribution policy. The dividend policy of the Utility Fund may be modified from time to time by the Utility Fund's Board of Directors. As a regulated investment company under the Code, the Utility Fund will not be subjected to U.S. federal income tax on its investment company taxable income that it distributes to shareholders, provided that at least 90% of its investment company taxable income for that taxable year is distributed to its shareholders.


Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan

         Under the Equity Trust Plan and the substantially similar Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan adopted by the Utility Fund (each, the "Plan"), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by State Street Bank and Trust Company ("State Street"), which is agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. For a further description of the Plan, see Appendix C.

                                  Taxation

Regulated Investment Company Tax Status


         The Equity Trust has elected and qualified to be treated as a regulated investment company under the Code, and the Utility Fund intends to elect and qualify to be treated as a regulated investment company under the Code. Accordingly, if each of the Equity Trust and the Utility Fund continues to qualify and distributes each year, in a timely manner, at least 90% of its "investment company taxable income" as defined in the Code (in general, taxable income excluding long-term capital gains), each such entity will not be subject to federal income tax on the portion of the taxable income and gain it distributes to its shareholders. The Equity Trust and the Utility Fund, however, each will be subject to tax at regular corporate rates on any undistributed ordinary income or net capital gain. In addition, if the Equity Trust and the Utility Fund each distributes, in a timely manner, (or treats as "deemed distributed" as described below) 98% of its net capital gain income for each one year period ending on October 31 (or December 31, if so elected by the Equity Trust or the Utility Fund), and distributes 98% of its investment company taxable income for each calendar year (as well as any income not distributed in prior years), it will not be subject to the 4% nondeductible federal excise tax on certain undistributed income. The Equity Trust and the Utility Fund each intends to make such distributions as are necessary to avoid the application of this excise tax.


         In order to continue to qualify as a regulated investment company for federal income tax purposes each of the Equity Trust and the Utility Fund, among other requirements, must (a) derive at least 90% of its gross income from interest, dividends, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies or other income (including, but not limited to, gain from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that at the end of each quarter of its taxable year (i) at least 50% of the market value of its assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities provided that such other securities do not represent more than 5% of its total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in securities (other than U.S. government securities or securities of other regulated investment companies ) of any one issuer or of any two or more issuers that it controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

Dividend and Capital Gain Distributions

         For any period in which the Equity Trust or the Utility Fund qualifies as a regulated investment company, distributions to shareholders of ordinary income and any distributions of net short-term capital gains generally will be taxable to shareholders as ordinary income (and not as short-term capital gains) to the extent such distribution is out of Equity Trust's or Utility Fund's current and accumulated earning and profits (as the case may be), whether paid in cash or reinvested in the Equity Trust shares or the Utility Fund shares. Distributions by either the Equity Trust or the Utility Fund of net long-term capital gains (designated by the Equity Trust or the Utility Fund as capital gain dividends) will be taxable to shareholders as long-term capital gains regardless of the shareholder's holding period in its shares.


         Dividends received by a corporate shareholder from the Equity Trust or the Utility Fund will generally qualify for the federal dividends-received deduction for domestic corporate shareholders to the extent the dividends do not exceed such shareholder's pro rata portion of the aggregate amount of dividends received by the Equity Trust or the Utility Fund, as the case may be, from qualified domestic corporations for the taxable year. Capital gain dividends will not qualify for a dividend-received deduction. Furthermore, if securities are held by the Equity Trust or the Utility Fund (i) for less than 46 days (90 days in the case of certain preferred stock), (ii) are "debt-financed" (generally, acquired with borrowed funds), or (iii) are subject to certain forms of hedges, the portion of the dividends, paid by the Equity Trust or the Utility Fund to their respective shareholders, that corresponds to the dividends paid with respect to such securities will not be eligible for the corporate dividends-received deduction.


         To the extent that the Equity Trust or the Utility Fund retains any net long-term capital gains, the Equity Trust or the Utility Fund may designate such gains as "deemed distributions" and pay a tax thereon for the benefit of their respective shareholders. In that event, the shareholders report their share of Equity Trust's or Utility Fund's (as the case may be) retained realized capital gains on their individual tax returns as if it had been received, and report a credit for the tax paid thereon by Equity Trust or Utility Fund. The amount of the deemed distribution net of such tax is then added to the shareholder's cost basis for his shares. Qualified pension and profit sharing funds, certain trusts and other organizations or persons not subject to federal income tax on capital gains and certain non-resident alien individuals and foreign corporations would be entitled to a refund of their pro rata share of such taxes paid by the Equity Trust or by the Utility Fund upon filing appropriate returns or claims for refund with the proper tax authorities.

Disposition of Shares

         As a general rule, selling shareholders will recognize gain or loss on a sale of Equity Trust shares or Utility Fund shares in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If the shares are held as a capital asset, the gain or loss will be capital gain or loss. Gain or loss on a sale of Equity Trust shares or Utility Fund shares held for more than one year will be a long-term capital gain or loss, and gain or loss on a sale of Equity Trust shares or Utility Fund shares held for one year or less will be a short-term capital gain or loss. If, however, a shareholder receives a distribution taxable as long-term capital gain with respect to shares of the Equity Trust or shares of the Utility Fund and such shares are sold within 6 months of their acquisition, any loss on the sale will be treated as a long-term capital loss to the extent of such prior capital gain distributions with respect to such shares.

Backup Withholding

         If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that it has provided a correct taxpayer identification number and is not subject to backup withholding, then the shareholder may be subject to a 31% backup withholding tax with respect to all taxable dividends and distributions. An individual's taxpayer identification number is his social security number. The 31% backup withholding tax is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.

General

         The Equity Trust and the Utility Fund will mail to each of their respective shareholders, as promptly as possible after the end of each taxable year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder's taxable income for such year as net investment income, as net realized capital gains (if applicable), as a dividend eligible for the corporate dividend received deduction (if applicable), as "deemed" distributions of capital gains and as taxes paid by the Equity Trust and the Utility Fund with respect to such distribution.

Other Tax Consequences


         See "The Transaction - Federal Income Tax Consequences of the Transaction" for a discussion of certain federal income tax consequences of the Transaction.

         The federal income tax discussion set forth above concerning the federal income tax consequences of an investment in the Equity Trust or the Utility Fund and the Transaction is for general information only. The foregoing discussion is based upon the Code, judicial decisions and administrative regulations, rulings and practices, all of which are subject to change and which, if changed, may be applied retroactively to the Equity Trust, the Utility Fund, their respective shareholders and/or their respective assets. No rulings have been sought from the Internal Revenue Service with respect to any of the tax matters discussed above. Furthermore, shareholders should be aware that any tax opinions rendered to the Equity Trust or the Utility Fund in connection with the Transaction are not binding on the Internal Revenue Service or any court, are based on certain assumptions and representations as to relevant factual matters and are subject to qualifications customary in opinions of similar import. Dividend and capital gain distributions may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Shareholders are urged to consult their own tax advisors regarding the particular tax consequences to them of an investment in the Equity Trust or the Utility Fund. Non-U.S. shareholders are urged to consult their own tax advisors concerning the applicability of United States withholding tax.


                           Principal Shareholders

The Equity Trust


         As of March 17, 1999, the current Directors and officers of the Equity Trust, as a group, beneficially owned 1,302,548 shares of the Equity Trust, representing 1.23% of the Equity Trust's outstanding shares, including 667,828 shares owned individually by Mario J. Gabelli and 520,190 shares owned by the Investment Adviser and its affiliates. For other information concerning the ownership of the Equity Trust's shares, see "General Voting Information."


The Utility Fund

         As of the date of this Proxy Statement/Prospectus, 10,000 shares of Utility Fund Common Stock are outstanding, all of which are owned beneficially and of record by the Equity Trust. These shares were issued in respect of the Equity Trust's contribution of $100,000 of initial capital to the Utility Fund. The Equity Trust has represented that these shares were purchased for investment purposes only and that they will be sold only pursuant to a registration statement under the 1933 Act or an applicable exemption therefrom.

                    Custodian, Transfer Agent, Dividend
                       Disbursing Agent and Registrar

         Boston Safe Deposit and Trust Company ("Boston Safe") located at One Boston Place, Boston, Massachusetts 02108, serves as the custodian of the Equity Trust's assets pursuant to a custody agreement. Boston Safe is a wholly owned subsidiary of The Boston Company, Inc., which in turn is an indirect wholly owned subsidiary of Mellon Bank Corporation. Under the custody agreement, Boston Safe holds the Equity Trust's assets in compliance with the 1940 Act. For its custody services, Boston Safe receives a monthly fee based upon the average weekly value of the total assets of the Equity Trust, plus certain charges for securities transactions.

         Boston Safe will serve as the custodian of the Utility Fund's assets pursuant to a custody agreement. Under the custody agreement, Boston Safe will hold the Utility Fund's assets in compliance with the 1940 Act. For its custody services, Boston Safe will receive a monthly fee based upon the average value of the total assets of the Utility Fund, plus certain charges for securities transactions.

         Rules adopted under the 1940 Act permit the Equity Trust and the Utility Fund each to maintain its foreign securities in the custody of certain eligible foreign banks and securities depositories. Pursuant to those rules, any foreign securities in the portfolio of the Equity Trust or the Utility Fund may be held by subcustodians approved by the directors of the Equity Trust or of the Utility Fund, as the case may be, in accordance with the regulations of the SEC. Selection of any such subcustodians will be made by the directors of the Equity Trust or of the Utility Fund, as the case may be, following a consideration of a number of factors, including but not limited to the reliability and financial stability of the institution, the ability of the institution to perform capably custodial services for the Equity Trust or the Utility Fund, as applicable, the reputation of the institution in its national market, the political and economic stability of the country or countries in which the subcustodians are located, and risks of potential nationalization or expropriation of assets of the Equity Trust or the Utility Fund, as applicable.

         State Street serves as the Equity Trust's dividend disbursing agent, as agent under the Equity Trust Plan and as transfer agent and registrar for shares of the Equity Trust Common Stock. State Street also will serve as the Utility Fund's dividend disbursing agent, as agent of the Utility Fund Plan and as transfer agent and registrar for shares of Utility Fund Common Stock.

                     Description of Common Stock of the
                     Utility Fund and the Equity Trust

Utility Fund Common Stock


         The Utility Fund was formed as a business trust under the laws of the State of Delaware on February 25, 1999 and is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share, in multiple classes and series thereof as determined from time to time by the Board of Directors. The Board of Directors of the Utility Fund has authorized issuance of an unlimited number of shares of two classes, common stock and preferred stock. Each share within a particular class or series thereof has equal voting, dividend, distribution and liquidation rights. When issued, the shares of Utility Fund Common Stock distributed in the Transaction will be fully paid and non-assessable. Shares of the Utility Fund Common Stock are not redeemable and have no preemptive, conversion or cumulative voting rights.


         See "Pro Forma Statement of Assets and Liabilities" for certain information with respect to the Utility Fund Common Stock following the Distribution.

Equity Trust Common Stock


         The Equity Trust, which was incorporated under the laws of the State of Maryland on May 20, 1986, is authorized to issue 200,000,000 shares of Common Stock, par value $.001 per share and 8,000,000 shares of Cumulative Preferred Stock, par value $0.001. Each share has equal voting, dividend, distribution and liquidation rights. The shares outstanding are fully paid and non-assessable. Shares of Equity Trust Common Stock are not redeemable and have no preemptive, conversion or cumulative voting rights.

         Set forth below is information with respect to the Common Stock and Cumulative Preferred Stock as of December 31, 1998.



                                    Amount Held by Equity Trust                Amount
      Amount Authorized                or for Its Own Account               Outstanding
------------------------------     ------------------------------     ------------------------


200,000,000 common shares                     0 shares                      106,116,347
8,000,000 preferred shares                    0 shares                       5,400,000


         The Equity Trust Common Stock and the Cumulative Preferred Stock are listed and traded on the New York Stock Exchange under the symbols "GAB" and "GABPr", respectively.

         The net asset value per share of a share of Equity Trust Common Stock at the close of business on March 29, 1999 was $11.74 and the last reported sales price of a share of Equity Trust Common Stock on the New York Stock Exchange on such date was $11.875.


Repurchase of Shares

         The Equity Trust and the Utility Fund are closed-end, management investment companies and as such their respective shareholders do not, and will not, have the right to redeem their shares. The Equity Trust and the Utility Fund each, however, may repurchase its shares from time to time as and when it deems such a repurchase advisable. Such repurchases will be made when the Equity Trust's shares or the Utility Fund's shares, as the case may be, are trading at a discount of 10% or more (or such other percentage as the Board of Directors of the Equity Trust or the Utility Fund may determine from time to time) from the net asset value of the shares. Pursuant to the 1940 Act, the Equity Trust and the Utility Fund each may repurchase its shares on a securities exchange (provided that the Equity Trust or the Utility Fund, as the case may be, has informed its shareholders within the preceding six months of its intention to repurchase such shares) or as otherwise permitted in accordance with Rule 23c-1 under the 1940 Act. Under that Rule, certain conditions must be met regarding, among other things, distribution of net income for the preceding fiscal year, identity of the seller, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase shares and purchasing in a manner and on a basis which does not discriminate unfairly against the other shareholders through their interest in the Equity Trust or the Utility Fund, as the case may be.

         Shares repurchased by the Equity Trust will constitute authorized and unissued shares of the Equity Trust available for reissuance. The Equity Trust and the Utility Fund each may incur debt, in an amount not exceeding 10% of its total assets, to finance share repurchase transactions. See "Investment Restrictions." Any gain in the value of the investments of the Equity Trust or the Utility Fund, as the case may be, during the term of the borrowing that exceeds the interest paid on the amount borrowed would cause the net asset value of its shares to increase more rapidly than in the absence of borrowing. Conversely, any decline in the value of the investments of the Equity Trust or the Utility Fund, as the case may be, would cause the net asset value of its shares to decrease more rapidly than in the absence of borrowing. Borrowing money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk.

         When the Equity Trust or the Utility Fund repurchases its shares for a price below their net asset value, the net asset value of those shares that remain outstanding will be enhanced, but this does not necessarily mean that the market price of those outstanding shares will be affected, either positively or negatively. Further, interest on borrowings to finance share repurchase transactions will reduce the net income of the Equity Trust or the Utility Fund, as applicable.

         Neither the Equity Trust nor the Utility Fund currently has an established tender offer program or established schedule for considering tender offers. No assurance can be given that the Board of Directors of either the Equity Trust or the Utility Fund will decide to undertake any such tender offers in the future, or, if undertaken, that they will reduce any market discount.

Rights Offerings of the Equity Trust


         In October 1991, September 1992, July 1993 and October 1995, the Equity Trust issued transferable rights to shareholders entitling the holders thereof to subscribe for an aggregate of 7,882,562 shares, 9,563,615 shares, 11,654,962 shares and 14,931,381 shares respectively, of the Equity Trust Common Stock at the rate of one share of common stock for each six rights held and entitling shareholders to subscribe for any shares not acquired by exercise of primary subscription rights. The subscription price in each of the offerings was $8.00 per share, representing a discount to the prevailing net asset value of the Equity Trust Common Stock at the time of the offer of approximately 27.5% in the 1991 offering, 22.5% in the 1992 offering, 29.9% in the 1993 offering and 24.4% in the 1995 offering and a discount from market value of approximately 22.9% on average for each offering. Each of the rights offerings was substantially oversubscribed, resulting in the issuance of the maximum number of shares being offered. The Equity Trust raised $63,060,496 in the 1991 offering, $76,508,920 in the 1992 offering, $93,239,696 in the 1993 offering and $119,451,048 in the 1995 offering while subscriptions remitted to the Equity Trust totaled more than $136,000,000, $164,000,000, $176,000,000 and $199,000,000
respectively. As a percentage of the shares outstanding on the record dates for the offering, holders of more than 91% of the outstanding shares participated in the 1991 offering, more than 92% participated in the 1992 offering, more than 93% participated in the 1993 offering and more than 88% participated in the 1995 offering.

         The Equity Trust and the Utility Fund each may, in the future and at its discretion, choose to make rights offerings from time to time for a number of shares and on terms which may or may not be similar to any of the Equity Trust's previous offers. Any such future rights offering will be made in accordance with the 1940 Act. Under the laws of Maryland, the state in which the Equity Trust was incorporated, and Delaware, the state in which the Utility Fund was organized, respectively, the Board of Directors of each fund is authorized to approve rights offerings without obtaining shareholder approval. The staff of the SEC has interpreted the 1940 Act as not requiring shareholder approval of a transferable rights offering at a price below the then current net asset value so long as certain conditions are met, including (i) a good faith determination by a fund's Board of Directors that such offering would result in a net benefit to existing shareholders; (ii) the offering fully protects shareholders' preemptive rights and does not discriminate among shareholders (except for the possible effect of not offering fractional rights); (iii) management uses its best efforts to ensure an adequate trading market in the rights for use by shareholders who do not exercise such rights; and (iv) the ratio of a transferable rights offering does not exceed one new share for each three rights held. The Equity Trust's shareholders approved rights offerings generally at the 1993 Annual Meeting of Shareholders.


The Multimedia Trust


         On November 15, 1994, the Equity Trust effected a transaction substantially similar to the Transaction by contributing $64,382,764 of its assets in exchange for 8,587,702 shares of The Gabelli Global Multimedia Trust Inc. (the "Multimedia Trust"), a newly formed non-diversified closed-end registered investment company (the "Prior Transaction"). The Multimedia Trust's investment objective is long-term growth of capital and, under normal market conditions, the Multimedia Trust seeks to achieve its investment objective by investing at least 65% of its total assets in common stock and other securities of foreign and domestic companies in the telecommunications, media, publishing and entertainment industries. The Prior Transaction has proven successful. From its inception on November 15, 1994 through December 31, 1998, the Multimedia Trust has had an annualized rate of return of 21.6% and an average annualized expense ratio of 1.89% based on total assets.


Certain Provisions of the Governing Documents of the Equity Trust and the Utility Fund


         The Equity Trust and the Utility Fund each presently has provisions in its Articles of Incorporation or Declaration of Trust, respectively, and By-Laws (together, in each case, its "Governing Documents") which could have the effect of limiting, in each case, (i) the ability of other entities or persons to acquire control of the fund, (ii) the fund's freedom to engage in certain transactions, or (iii) the ability of the fund's directors or shareholders to amend the Governing Documents or effectuate changes in the fund's management. These provisions of the Governing Documents of the Equity Trust and the Utility Fund may be regarded as "anti-takeover" provisions. The Board of Directors of the Equity Trust and the Utility Fund are each divided into three classes, each having a term of no more than three years (except, to ensure that the term of a class of the Utility Fund's directors expires each year, one class of the Utility Fund's directors will serve an initial one-year term and three-year terms thereafter and another class of its directors will serve an initial two-year term and three-year terms thereafter). Each year the term of one class of directors will expire. Accordingly, only those directors in one class may be changed in any one year, and it would require a minimum of two years to change a majority of the Board of Directors. Further, one director in each of two of the classes of the Equity Trust is elected solely by the holders of preferred stock issued by the Equity Trust and cannot be removed or replaced by the holders of the Common Stock. The same feature will apply to the Utility Fund if it issues preferred stock. Such system of electing directors may have the effect of maintaining the continuity of management and, thus, make it more difficult for the shareholders of that fund to change the majority of directors. See "Management of the Equity Trust and the Utility Fund -- Directors and Officers." A director of either the Equity Trust or the Utility Fund may be removed with or without cause by a vote of, in the case of the Equity Trust, a majority, and, in the case of the Utility Fund, 662/3% of the votes entitled to be cast for the election of directors of such fund. In addition, the affirmative vote of the holders of 662/3% of the outstanding voting shares of the Equity Trust and the separate vote of a majority (as used in the 1940 Act) of its outstanding preferred stock are required to authorize its conversion from a closed-end to an open-end investment company. With respect to the Utility Fund, this voting requirement also applies to mergers into or a sale of all or substantially all of its assets to an open-end fund (or other closed-end fund that does not have minority shareholder protections against conversion to open-end status) and is 75% of its outstanding voting shares and, if the Utility Fund issues preferred stock, the same separate class vote of the preferred stock. In addition, the 662/3% vote (80% in the case of the Utility Fund) of the holders of the outstanding voting securities of each class of the fund, voting as a class is generally required in order to authorize any of the following transactions:


                  (i) merger or consolidation of the fund with or into any other corporation;

                  (ii) issuance of any securities of the fund to any person or entity for cash;

                  (iii) sale, lease or exchange of all or any substantial part of the assets of the fund to any entity or person (except assets having an aggregate fair market value of less than $1,000,000); or

                  (iv) sale, lease or exchange to the fund, in exchange for securities of the fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000);


                  (v) in the case of the Utility Fund, the purchase of the fund's Common Stock by the fund from any other person or entity;


if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Equity Trust or the Utility Fund, as the case may be. However, such vote would not be required when, under certain conditions, the Board of Directors approves the transaction. Reference is made to the Governing Documents of the Equity Trust and the Utility Fund, on file with the SEC, for the full text of these provisions. See "Further Information."

         The provisions of the Governing Documents described above could have the effect of depriving the owners of shares in either fund of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of either the Equity Trust or the Utility Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder.

Limitation of Officers' and Directors' Liability


         The Governing Documents of each of the Equity Trust and the Utility Fund provide that the fund will indemnify its directors and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the fund, to the fullest extent permitted by law. However, nothing in the Governing Documents of either the Equity Trust or the Utility Fund protects or indemnifies a director, officer, employee or agent of such fund against any liability to which such person would otherwise be subject in the event of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.


Restrictions on Issuance of Senior Securities

Overview

         The 1940 Act permits registered closed-end investment companies such as the Equity Trust and the Utility Fund to issue senior securities under certain circumstances as summarized below.

         In the first instance, such issuance must be consistent with the fundamental investment restrictions and any other fundamental restrictions of the investment company. Moreover, if such class of senior securities represents an indebtedness ("debt securities"), then the following requirements must be met:

         a. such debt securities must have an asset coverage (meaning the ratio which the value of the total assets of the investment company, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of debt securities) of at least 300% immediately after issuance or sale of such debt securities:

         b. provision must be made to prohibit the declaration of any dividend (other than a stock dividend) or the declaration of any other distribution upon any class of the capital stock of the investment company, or the purchase of any such capital stock by the company, unless, after giving effect to such action, such debt securities have an asset coverage of at least 300% (200% in the case of dividends on any preferred stock); and

         c.       provision must be made either that:

                  i. if on the last business day of each of twelve consecutive calendar months such debt securities have an asset coverage of less than 100%, the holders of such securities voting as a class will be entitled to elect at least a majority of the members of the board of directors of the investment company, until such debt securities have an asset coverage of at least 100% on the last business day of three consecutive calendar months, or

                  ii.      if on the last business day of each of
                           twenty-four consecutive calendar months such debt securities have an asset coverage of less than 100%, an event of default shall be deemed to have occurred.

         If the senior securities are preferred stock ("preferred shares"), then the following requirements must be met:

         (a) such shares must have an asset coverage (meaning the ratio which the value of the total assets of the investment company, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of debt securities of such company plus the involuntary liquidation preference of the preferred shares of such company) of at least 200% immediately after such issuance or sale;

         (b) provision must be made to prohibit the declaration of any dividend (other than a dividend payable in common shares) or the declaration of any other distribution upon the common shares of the company, or the purchase of any such common shares, unless, after giving effect to such action, such preferred shares has an asset coverage of at least 200%;

         (c) provision must be made to entitle the holders of such preferred shares, voting as a class, to elect at least two directors at all times, and, subject to the prior rights, if any, of the holders of any debt securities outstanding, to elect a majority of the directors if at any time dividends on such preferred shares are unpaid in an amount equal to two full years' dividends on such securities, and to continue to be so represented until all dividends in arrears are paid or otherwise provided for;

         (d) provision must be made requiring approval by the vote of a majority (i.e., the lesser of a majority of the outstanding shares or two-thirds of a quorum of such shares) of such preferred shares, voting as a class, of any plan of reorganization adversely affecting such preferred shares; of any action to change the classification of the investment company from a non-diversified to a diversified company; or of any action to change its classification from a closed-end investment company to an open-end investment company; of any action to borrow money, issue senior securities, underwrite securities of other persons, purchase or sell real estate or commodities or make loans to other persons that is not authorized in such company's registration statement under the 1940 Act, of any deviation from fundamental investment restrictions or other fundamental policies of such company or of any change in the nature of the business of such company so as to cease to be an investment company; and

         (e) such class of shares must have complete priority over any other class as to distribution of assets and payment of dividends, which dividends must be cumulative.

         The 1940 Act limits a registered closed-end investment companies such as the Equity Trust and the Utility Fund to one class of debt securities and to one class of preferred shares, except that (i) any such class may be issued in one or more series so long as no such series has a preference or priority over any other series upon the distribution of the assets of such company or in respect of the payment of interest or dividends and (ii) promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, are not deemed to be a separate class of debt securities. In addition, debt securities do not include any promissory note or other evidence of indebtedness of temporary purposed only and in an amount not exceeding 5% of the value of the total assets of the investment company at the time.

                          Reports to Shareholders


         The Equity Trust sends, and the Utility Fund will send, unaudited semi-annual and audited annual reports to their respective shareholders, including a list of investments held.


                                  Experts


         PricewaterhouseCoopers LLP, independent accountants, 1177 Avenue of the Americas, New York, New York 10036, serve as auditors of the Equity Trust and the Utility Fund and annually renders an opinion on the financial statements of each fund.

         The statement of assets and liabilities of the Utility Fund, as of March 29, 1999, contained in this Proxy Statement/Prospectus has been included herein in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, and upon the authority of such firm as experts in auditing and accounting. The statement of assets and liabilities of the Equity Trust, as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the selected per share date and ratios for each of the five years in the period then ended included in the Annual Report have been audited by PricewaterhouseCoopers LLP, independent accountants, as indicated in their report with respect thereto, and are incorporated by reference in reliance upon such report and upon the authority of such firm as experts in accounting and auditing.


                            Further Information

         The disclosure concerning the Transaction in this Proxy Statement/Prospectus does not contain all of the information included in the Registration Statement filed with the SEC under the 1933 Act, with respect to the shares of Utility Fund Common Stock to be distributed in the Transaction, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

         Statements contained in this Proxy Statement/Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, of which this Proxy Statement/Prospectus forms a part, each such statement being qualified in all respects by such reference.

                            Financial Statements

         The Annual Report of the Equity Trust either accompanies this Proxy Statement/Prospectus or was previously sent to the person to whom this Proxy Statement/Prospectus is being sent, is incorporated herein by reference with respect to all information other than the information set forth in the respective Letters to Shareholders included therein. The Equity Trust will furnish, without charge, a copy of the Annual Report, upon request to the Equity Trust at One Corporate Center, Rye, New York 10580-1434, telephone (914) 921-5070.

                     Required Vote for the Transaction


         Approval of the Transaction by the shareholders is to be determined by the vote of a majority of the outstanding shares of the Equity Trust (holders of Common Stock and holders of Cumulative Preferred Stock voting together as a single class). Under the 1940 Act, this means that to be approved, the Transaction must receive the affirmative vote of the lesser of (1) a majority of the outstanding shares of the Equity Trust, or (2) 662/3% or more of the shares of the Equity Trust represented at the Meeting if more than 50% of the outstanding shares of the Equity Trust are present or represented by proxy at the Meeting ("Majority Vote"). While the Equity Trust has no present intention of making any additional distributions in the form of registered investment companies other than the distribution of the Utility Fund as described above, the Board of Directors of the Equity Trust in the future could authorize such additional distributions. The Board of Directors of the Equity Trust may elect to delay or not to proceed with the Transaction notwithstanding its approval by shareholders if for any reason the Board of Directors determines that such action would be in the best interests of shareholders.

The Board of Directors, including the "non-interested" directors, recommends that the shareholders vote "for" approval of the Transaction.


             PROPOSAL 2: TO ELECT THREE DIRECTORS OF THE TRUST

         At the meeting, three of the nine directors of the Equity Trust are to be elected to hold office for a period of three years and until their successors are elected and qualified (Messrs. Callaghan, Fahrenkopf and Zizza). The Board of Directors is divided into three classes. Each year the term of office of one class will expire. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy FOR the election of the nominees named below. Each nominee has indicated that he will serve if elected, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment. Each of the directors of the Equity Trust has served in that capacity since the July 14, 1986 organizational meeting of the Trust with the exception of (i) Mr. Conn who became a director of the Equity Trust on May 15, 1989, (ii) Mr. Pohl, who became a director of the Equity Trust on February 19, 1992 and (iii) Mr. Fahrenkopf, who became a director of the Equity Trust on May 11, 1998.


         Under the Equity Trust's Articles of Incorporation and the 1940 Act, holders of the Equity Trust's Cumulative Preferred Stock, voting as a separate class, are entitled to elect two directors, and holders of the Equity Trust's Common Stock and Cumulative Preferred Stock, voting as a single class, are entitled to elect the remaining directors, subject to the provisions of the 1940 Act and the Equity Trust's Articles of Incorporation and By-Laws. The holders of the Equity Trust's Cumulative Preferred Stock would elect the minimum number of additional directors that would represent a majority of the directors in the event that dividends on the Equity Trust's Cumulative Preferred Stock are in arrears for two full years. Felix
J. Christiana and James P. Conn represent the holders of the Equity Trust's Cumulative Preferred Stock.


         The Equity Trust pays each director not affiliated with the Investment Adviser or its affiliates, a fee of $12,000 per year plus $1,500 per meeting attended in person and by telephone, together with the director's actual out-of-pocket expenses relating to attendance at meetings. The aggregate remuneration paid by the Equity Trust to such directors during the fiscal year ended December 31, 1998, amounted to $156,500.


         During the year ended December 31, 1998, the directors of the Equity Trust met six times, two of which were special meetings of directors. Each director then serving in such capacity, except Messrs. Fahrenkopf and Pohl, attended at least 75% of the meetings of directors and of any Committee of which he is a member. Mr. Fahrenkopf attended 80% of the meetings during the period from May 11, 1998 (when he became a director) through December 31, 1998. Messrs. Christiana and Pustorino, who are not "interested persons" of the Equity Trust as defined in the 1940 Act, serve on the Equity Trust's Audit Committee. The Audit Committee is responsible for recommending the selection of the Equity Trust's independent accountants and reviewing all audit as well as non-audit services performed for the Equity Trust. During the fiscal year ended December 31, 1998, the Audit Committee met twice.


         The directors serving on the Equity Trust's Nominating Committee are Messrs. Christiana (Chairman) and Zizza. The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee will consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Equity Trust. The Nominating Committee did not meet during the fiscal year ended December 31, 1998. The Equity Trust does not have a standing compensation committee.

         The following table sets forth certain information regarding the compensation of the Equity Trust's directors and officers. Mr. Diagonale is employed by the Equity Trust and is not employed by the Investment Adviser. Officers of the Equity Trust who are employed by the Investment Adviser receive no compensation or expense reimbursement from the Equity Trust.


                             Compensation Table
                for the Fiscal Year Ended December 31, 1998


                                                         Aggregate         Total Compensation from
                                                        Compensation         the Equity Trust and
                                                      from the Equity           Fund Complex
Name of Person and Position                                Trust              Paid to Directors*
                                                    -------------------- ----------------------------

Mario J. Gabelli                                           $           0           $            0
Chairman of the Board

Dr. Thomas E. Bratter                                      $      22,000           $       27,500(2)
Director

Bill Callaghan                                             $      22,000           $       41,500(3)
Director

Felix J. Christiana                                        $      21,500           $       88,500(9)
Director

James P. Conn                                              $      20,500           $       46,000(5)
Director

Frank J. Fahrenkopf, Jr.                                   $       8,000           $        8,000(1)
Director


Karl Otto Pohl                                             $      19,000           $      102,466(15)
Director


Anthony R. Pustorino                                       $      22,000           $      100,500(9)
Director

Salvatore J. Zizza                                         $      21,500           $       51,000(4)
Director

Marc S. Diagonale                                          $     115,000           $      115,000(1)
Vice President


* Represents the total compensation paid to such persons during the calendar year ended December 31, 1998 by investment companies (including the Equity Trust) or portfolios thereof from which such person receives compensation that are considered part of the same fund complex as the Equity Trust because they have common or affiliated investment advisers. The number in parenthesis represents the number of such investment companies and portfolios.

         For additional information regarding the nominees for election to the Board of Directors of the Equity Trust, directors whose terms of office continue beyond the 1999 Annual Meeting and the officers and directors of the Equity Trust as a group, see "Management of the Utility Fund and the Equity Trust."

Required Vote


         Election of each director of the Equity Trust requires the affirmative vote of the holders of a plurality of the applicable classes of shares of the Equity Trust represented at the Meeting if a quorum is present (holders of Common Stock and holders of Cumulative Preferred Stock voting together as a single class for each of the three directors).

The Board of Directors, including the "non-interested" directors, recommends that the shareholders vote "For" the proposal to elect the respective directors of the Equity Trust.



  PROPOSAL 3: TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE
      INDEPENDENT ACCOUNTANTS OF THE EQUITY TRUST FOR THE YEAR ENDING
                             DECEMBER 31, 1999


         Upon recommendation by the Audit Committee, PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, has been selected by the vote of a majority of those directors who are not "interested persons" of the Equity Trust to serve as independent accountants for the Equity Trust's fiscal year ending December 31, 1999. PricewaterhouseCoopers LLP has advised the Equity Trust that it is independent with respect to the Equity Trust in accordance with the applicable requirements of the American Institute of Certified Public Accountants and the SEC.


         Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting to answer appropriate questions and will be given the opportunity to make a statement if they so desire.

Required Vote


         Ratification of the selection of PricewaterhouseCoopers LLP as independent accountants requires the affirmative vote of a majority of the votes cast by holders of shares of the Equity Trust (holders of Common Stock and holders of Cumulative Preferred Stock voting together as a single class) represented at the Meeting if a quorum is present.

The Board of Directors, including the "non-interested" directors, recommends that the shareholders vote "for" the proposal to ratify the selection of PricewaterhouseCoopers LLP as the independent accountants of the equity trust for the year ending December 31, 1999.



                           ADDITIONAL INFORMATION

Portfolio Transactions and Brokerage

         Subject to policies established by the Board of Directors of the Equity Trust, the Investment Adviser is responsible for placing purchase and sales orders and the allocation of brokerage on behalf of the Equity Trust. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Equity Trust. However, Gabelli & Company, Inc. ("Gabelli & Company") may execute transactions in the over-the-counter markets on an agency basis and receive a stated commission therefrom. To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory requirements, the Equity Trust's Board of Directors have determined that portfolio transactions may be executed through Gabelli & Company and its broker-dealer affiliates if, in the judgment of the Investment Adviser, the use of those broker-dealers is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in particular transactions, those broker-dealers charge the Equity Trust a rate consistent with that charged to comparable unaffiliated customers in similar transactions. The Equity Trust has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Investment Adviser seeks to obtain the best price and execution for the Equity Trust, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Equity Trust does not necessarily pay the lowest commission available.


         For the fiscal years ended December 31, 1996, December 31, 1997 and December 31, 1998, the Equity Trust paid a total of $439,741, $846,195 and $829,777, respectively, in brokerage commissions of which Gabelli & Company received $119,897, $170,831 and $362,787, respectively, and of which Keeley Investment Corp. received $2,100, $8,005 and $2,215, respectively. The amount received by Gabelli & Company, Inc. and Keeley Investment Corp. from the Equity Trust in respect of brokerage commissions for the fiscal year ended December 31, 1998 represented 43.7% and 0.3%, respectively, of the total of all brokerage commissions paid during such fiscal year. Such commissions were paid with respect to 48.4% and 0.3%, respectively, of the total dollar value of all transactions involving the payment of brokerage commissions effected during the fiscal year.


         Subject to obtaining the best price and execution, brokers who provided supplemental research, market and statistical information to the Investment Adviser or its affiliates may receive orders for transactions by the Equity Trust. The term "research, market and statistical information" includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under its Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Investment Adviser and its affiliates in providing services to clients other than the Equity Trust, and not all such information is used by the Investment Adviser in connection with the Equity Trust. Conversely, such information provided to the Investment Adviser and its affiliates by brokers and dealers through whom other clients of the Investment Adviser and its affiliates effect securities transactions may be useful to the Investment Adviser in providing services to the Equity Trust.

         Although investment decisions for the Equity Trust are made independently from those of the other accounts managed by the Investment Adviser and its affiliates, investments of the kind made by the Equity Trust may also be made by those other accounts. When the same securities are purchased for or sold by the Equity Trust and any of such other accounts, it is the policy of the Investment Adviser and its affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Equity Trust.

Broker Non-Votes and Abstentions

         If a proxy which is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power), is unmarked or marked with an abstention (collectively, "abstentions"), the shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. Under applicable law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue.

         Shareholders of the Equity Trust will be informed of the voting results of the Meeting in the Equity Trust's Semi-Annual Report dated June 30, 1999.

                           SHAREHOLDER PROPOSALS

         All proposals by shareholders of the Equity Trust, which are intended to be presented at the Equity Trust's next Annual Meeting of Shareholders to be held in 2000, must be received by the Trust for consideration for inclusion in the Equity Trust's proxy statement and proxy relating to that meeting no later than November
22, 1999.

                  OTHER MATTERS TO COME BEFORE THE MEETING

         The directors of the Equity Trust do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.


         It is important that proxies be returned promptly. Shareholders who do not expect to attend the Meeting are therefore urged to complete, sign, date and return the proxy card as soon as possible in the enclosed postage-paid envelope.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholder and Board of Trustees of The Gabelli Utility Fund

         In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of The Gabelli Utility Fund (the "Fund") at March 29, 1999 in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York  10036
March 30, 1999


                          THE GABELLI UTILITY FUND
                    STATEMENT OF ASSETS AND LIABILITIES
                            As of March 29, 1999

ASSETS
     Cash  ........................................................  $100,000
           Total Assets...........................................    100,000


LIABILITIES
           Total Liabilities......................................      0
                                                                   ----------


     Net Assets, applicable to 10,000 shares of Common
        Stock, $.001 par value, issued and outstanding
        (authorized unlimited shares)..........................     $100,000
     Net Asset Value per share ($100,000 divided
        by 10,000 shares of Common Stock outstanding)..........     $10.00



            The accompanying notes are an integral part of this statement.


---------------------



NOTES TO STATEMENT OF ASSETS AND LIABILITIES

(1) The Gabelli Utility Fund (the "Utility Fund") was organized on February 25, 1999 under the laws of the State of Delaware and will be registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Utility Fund has had no operations other than organizational matters and the issuance and sale and offering of 10,000 shares of Common Stock on March 29, 1999 to The Gabelli Equity Trust Inc. (the "Equity Trust"). Organizational expenses estimated at $330,000 will be borne by the Equity Trust.

(2) The Gabelli Utility Fund intends to enter into an Investment Advisory Agreement with Gabelli Funds, LLC (the "Investment Adviser") pursuant to which the Investment Adviser will be responsible for providing investment management and advisory services to the Utility Fund. For its services, the Investment Adviser will receive a fee computed weekly and payable monthly at an annual rate of 1.00% of the Utility Fund's average weekly net assets.



                                                                 APPENDIX A


                            INVESTMENT PRACTICES

         Securities Subject to Reorganization. The Equity Trust and the Utility Fund each may invest without limit in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Investment Adviser, there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved.

         In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Investment Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offeror and the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Equity Trust or the Utility Fund, as applicable, thereby increasing its brokerage and other transaction expenses. The Investment Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternative investments.

         Temporary Investments. Although under normal market conditions at least 65% of the Equity Trust's total assets will consist of a portfolio of equity securities of companies in a wide variety of industries and at least 65% of the Utility Fund's assets will consist of common stock and other securities of foreign and domestic companies involved in the utility industry, when a temporary defensive posture is believed by the Investment Adviser to be warranted ("temporary defensive periods"), the Equity Trust or the Utility Fund may without limitation hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Equity Trust or the Utility Fund may invest are obligations of the United States Government, its agencies or instrumentalities ("U.S. Government Securities"); commercial paper rated A-1 or higher by Standard & Poor's Corporation ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's"); and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. For a description of such ratings, see Appendix D. During temporary defensive periods, the Utility Fund may also invest to the extent permitted by applicable law, and the Equity Trust may invest up to 10% of the market value of its total assets, in shares of money market mutual funds. Money market mutual funds are investment companies and the investments in those companies by the Equity Trust (and in some cases by the Utility Fund) are subject to certain other limitations under the Equity Trust's fundamental investment restrictions and applicable law. See Appendix B - Investment Restrictions. As a shareholder in a mutual fund, the Equity Trust or the Utility Fund will bear its ratable share of the funds's expenses, including management fees, and will remain subject to payment of the fees to the Investment Adviser, with respect to assets so invested. See "Investment Advisory and Other Services" in the Proxy Statement/Prospectus.

         Lower Rated Securities. The Equity Trust may invest up to 10%, and the Utility Fund may invest up to 25%, of its total assets in fixed-income securities rated in the lower rating categories of recognized statistical rating agencies, such as securities rated "CCC" or lower by S&P or "Caa" or lower by Moody's, or non-rated securities of comparable quality. These debt securities are predominantly speculative and involve major risk exposure to adverse conditions and are often referred to in the financial press as "junk bonds."

         Generally, such lower rated securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economics conditions than higher quality bonds. In addition, such lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Investment Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

         In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which such lower rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for each of the Equity Trust and the Utility Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for Equity Trust and the Utility Fund to purchase and may also have the effect of limiting the ability of the Equity Trust and the Utility Fund to sell securities at their fair value to respond to changes in the economy or the financial markets.

         Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Equity Trust or the Utility Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Equity Trust and the Utility Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

         The Equity Trust and the Utility Fund each may invest in securities of issuers in default within their limitations on the purchase of fixed-income securities. The Equity Trust and the Utility Fund each will make an investment in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection and the value of these securities will appreciate. By investing in securities of issuers in default, the Equity Trust or the Utility Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not appreciate.

         In addition to using recognized rating agencies and other sources, the Investment Adviser also performs its own analysis of issues in seeking investments that it believes to be underrated (and thus higher-yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing and current anticipated results of operations. In selecting investments for the Equity Trust and the Utility Fund, the Investment Adviser may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries.

         Subsequent to its purchase by the Equity Trust or the Utility Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies might change their ratings of a particular issue or reflect subsequent events on a timely basis. None of these events will require the sale of the securities by the Equity Trust or the Utility Fund, although the Investment Adviser will consider these events in determining whether the Equity Trust or the Utility Fund should continue to hold the securities.

         Fixed-income securities, including lower rated securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Equity Trust and the Utility Fund. If an issuer exercises these rights during periods of declining interest rates, the Equity Trust or the Utility Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return for the Equity Trust or the Utility Fund.

         The market for certain lower rated and comparable unrated securities several years ago experienced a major economic recession. The recession adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon. The market for those securities could react in a similar fashion in the event of any future economic recession.

         Options. A call option is a contract that, in return for a premium, gives the holder of the option the right to buy from the writer of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price during the option period. A put option is the reverse of a call option, giving the holder the right to sell the security to the writer and obligating the writer to purchase the underlying security from the holder.


         A written call option is "covered" if the writer owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Equity Trust or the Utility Fund holds a call on the same security as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if the difference is maintained by the Equity Trust or the Utility Fund in cash, U.S. Government Securities or other high grade short-term obligations in a segregated account held with its custodian. A written put option is "covered" if the Equity Trust or the Utility Fund maintains cash or other high grade short-term obligations with a value equal to the exercise price in a segregated account held with its custodian, or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.


         If the Equity Trust or the Utility Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once it has been assigned an exercise notice, the Equity Trust or the Utility Fund will be unable to effect a closing purchase transaction. Similarly, if the Equity Trust or the Utility Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Equity Trust or the Utility Fund so desires.

         The Equity Trust or the Utility Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Equity Trust or the Utility Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

         An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Equity Trust and the Utility Fund each will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so that the Equity Trust or the Utility Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Equity Trust or the Utility Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

         In addition to options on individual securities, the Equity Trust and the Utility Fund each may also purchase and sell call and put options on securities indexes. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Equity Trust or the Utility Fund is obligated, in return for the premium received, to make delivery of this amount. The Equity Trust or the Utility Fund may offset its position in stock index options prior to expiration by entering into an closing transaction on an exchange or it may let the option expire unexercised.

         The Equity Trust and the Utility Fund each also may buy or sell put and call options on foreign currencies. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Equity Trust or the Utility Fund to reduce foreign currency risk using such options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Over-the-counter options are illiquid securities.

         Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. Neither the Equity Trust nor the Utility Fund will purchase these options unless the Investment Adviser is satisfied with the development, depth and liquidity of the market and the Investment Adviser believes the options can be closed out.

         Price movements in the portfolio of the Equity Trust or the Utility Fund are unlikely to correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and will depend, in part, on the ability of the Investment Adviser to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indexes require settlement in cash, the Investment Adviser may be forced to liquidate portfolio securities to meet settlement obligations. The SEC considers over-the-counter options such as options on indexes illiquid securities.

         Although the Investment Adviser will attempt to take appropriate measures to minimize the risks relating to the Equity Trust's and the Utility Fund's writing of put and call options, there can be no assurance that the Equity Trust or the Utility Fund will succeed in any option-writing program it undertakes.

         Futures Contracts and Options on Futures. Neither the Equity Trust nor the Utility Fund will enter into futures contracts or options on futures contracts unless (i) the aggregate initial margins and premiums do not exceed 5% of the fair market value of its assets and (ii) the aggregate market value of its outstanding futures contracts and the market value of the currencies and futures contracts subject to outstanding options written by the Equity Trust or the Utility Fund, as the case may be, do not exceed 50% of the market value of its total assets. It is anticipated that these investments, if any, will be made by the Equity Trust or the Utility Fund solely for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Equity Trust or the Utility Fund. In this regard, the Equity Trust and the Utility Fund each may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited U.S. Government securities.

         A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchaser" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

         No consideration will be paid or received by the Equity Trust or the Utility Fund upon the purchase or sale of a futures contract. Initially, the Equity Trust or the Utility Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of the futures contract, the Equity Trust or the Utility Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures on contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Equity Trust or the Utility Fund.

         Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Equity Trust or the Utility Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

         In the event the Equity Trust or the Utility Fund sells a put option or enters into long futures contracts, under current interpretations of the 1940 Act, an amount of cash, obligations of the U.S. Government and its agencies and instrumentalities or other high grade debt securities equal to the market value of the contract must be deposited and maintained in a segregated account with the custodian of the Equity Trust or the Utility Fund, as the case may be, to collateralize the positions, in order for the fund to avoid being treated as having issued a senior security in the amount of its obligations. For short positions in futures contracts and sales of call options, the Equity Trust or the Utility Fund may establish a segregated account (not with a futures commission merchant or broker) with cash obligations of the U.S. Government and its agencies and instrumentalities or other high grade debt securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contracts or call options, respectively (but are no less than the stock price of the call option or the market price at which the short positions were established).

         Forward Currency Transactions. The Equity Trust and the Utility Fund each may hold currencies to meet settlement requirements for foreign securities and may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which its securities are or may be denominated. Forward currency contracts are agreements to exchange one currency for another at a future date. The date (which may be any agreed-upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange takes place will be negotiated and fixed for the term of the contract at the time that the Equity Trust or the Utility Fund enters into the contract. Forward currency contracts (1) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (2) generally have no deposit requirements and (3) are typically consummated without payment of any commissions. The Equity Trust or the Utility Fund, however, may enter into forward currency contracts requiring deposits or involving the payment of commissions. To assure that its forward currency contracts are not used to achieve investment leverage, the Equity Trust or the Utility Fund will segregate liquid assets consisting of cash, U.S. Government Securities or other liquid high grade debt obligations with its custodian, or a designated sub-custodian, in an amount at all times equal to or exceeding its commitment with respect to the contracts.

         The dealings of the Equity Trust and the Utility Fund in forward foreign exchange is limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of one forward foreign currency for another currency with respect to specific receivables or payable of the Equity Trust or the Utility Fund accruing in connection with the purchase and sale of its portfolio securities or its payment of dividends and distributions. Position hedging is the purchase or sale of one forward foreign currency for another currency with respect to portfolio security positions denominated or quoted in the foreign currency to offset the effect of an anticipated substantial appreciation or depreciation, respectively, in the value of the currency relative to the U.S. dollar. In this situation, the Equity Trust or the Utility Fund also may, for example, enter into a forward contract to sell or purchase a different foreign currency for a fixed U.S. dollar amount where it is believed that the U.S. dollar value of the currency to be sold or bought pursuant to the forward contract will fall or rise, as the case may be, whenever there is a decline or increase, respectively, in the U.S. dollar value of the currency in which its portfolio securities are denominated (this practice being referred to as a "cross-hedge").

         In hedging a specific transaction, the Equity Trust or the Utility Fund may enter into a forward contract with respect to either the currency in which the transaction is denominated or another currency deemed appropriated by the Investment Adviser. The amount the Equity Trust or the Utility Fund may invest in forward currency contracts is limited to the amount of its aggregate investments in foreign currencies.

         The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract, and such use may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover. The Equity Trust and the Utility Fund each will only enter into forward currency contracts with parties which it believes to be creditworthy institutions.

         When Issued, Delayed Delivery Securities and Forward Commitments. The Equity Trust and the Utility Fund each may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Equity Trust or the Utility Fund may sell the security before the settlement date if it is deemed advisable.

         Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Equity Trust or the Utility Fund prior to the settlement date. Each of the Equity Trust and the Utility Fund will segregate with its custodian cash or liquid high-grade debt securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

         Short Sales. The Utility Fund may make short sales of securities. A short sale is a transaction in which the Utility Fund sells a security it does not own in anticipation that the market price of that security will decline. The market value of the securities sold short of any one insurer will not exceed either 5% of the Utility Fund's total assets or 5% of such issuer's voting securities. The Utility Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets or the Utility Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Utility Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Utility Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security.

         The Utility Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique.

         When the Utility Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Utility Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

         The Utility Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other highly liquid debt securities. The Utility Fund will also be required to deposit similar collateral with its custodian, Boston Safe Deposit and Trust Company ("Boston Safe"), and , to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short of 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Utility Fund on such security, the Utility Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. If the price of the security sold short increases between the time of the short sale and the time the Utility Fund replaces the borrowed security, the Utility Fund will incur a loss; conversely, if the price declines, the Utility Fund will realize a capital gain. Any gain will be decreased, any loss increased, by the transaction costs described above. Although the Utility Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

         To secure its obligations to deliver the securities sold short, the Utility Fund will deposit in escrow in a separate account with the custodian, an amount at least equal to the securities sold short or securities convertible into, or exchangeable for, the securities. The Utility Fund may close out a short position by purchasing and delivering an equal amount of securities sold short, rather than by delivering securities already held by the Utility Fund, because the Utility Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

         Repurchase Agreements. The Equity Trust and the Utility Fund each may engage in repurchase agreement transactions involving money market instruments with banks, registered broker-dealers and government securities dealers approved by the Board of Directors. Neither the Equity Trust nor the Utility Fund will enter into repurchase agreements with the Investment Adviser or any of its affiliates. Under the terms of a typical repurchase agreement, the Equity Trust or the Utility Fund, as the case may be, would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Equity Trust or the Utility Fund, as the case may be, to resell, the obligation at an agreed price and time, thereby determining the yield during its holding period. Thus, repurchase agreements may be seen to be loans by the Equity Trust or the Utility Fund collateralized by the underlying debt obligation. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the holding period. The value of the underlying securities will be at least equal to all times to the total amount of the repurchase obligation, including interest. The Equity Trust or the Utility Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Equity Trust or the Utility Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Investment Adviser, acting under the supervision of the Board of Directors of the Equity Trust or the Utility Fund, reviews the creditworthiness of those banks and dealers with which the Equity Trust or the Utility Fund, as the case may be, enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.


         Leveraging. As provided in the 1940 Act and subject to certain exceptions, the Utility Fund may issue debt or preferred stock so long as the Utility Fund's total assets, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the sum of the amount of preferred stock and debt outstanding and the Equity Trust may issue debt for certain restricted purposes up to 10% of its total assets and preferred stock up to the 200% asset coverage limitation. Such debt or preferred stock may be convertible in accordance with SEC staff guidelines which may permit each fund to obtain leverage at attractive rates. Leverage entails two primary risks. The first risk is that the use of leverage magnifies the impact on the holders of common stock of changes in net asset value. For example, a fund that uses 33% leverage will show a 1.5% increase or decline in net asset value for each 1% increase or decline in the value of its total assets. The second risk is that the cost of leverage will exceed the return on the securities acquired with the proceeds of leverage, thereby diminishing rather than enhancing the return to holders of common stock. These two risks would generally make the fund's total return to holders of common stock more volatile. in addition, the fund may be required to sell investments in order to meet dividend or interest payments on the debt or preferred stock when it may be disadvantageous to do so.


         A decline in net asset value could affect the ability of the Equity Trust or the Utility Fund to make common stock dividend payments and such a failure to pay dividends or make distributions could result in the Equity Trust or the Utility Fund ceasing to qualify as a regulated investment company under the Code. See "Taxation". Finally, if the asset coverage for preferred stock or debt securities declines to less than 200% or 300%, respectively (as a result of market fluctuations or otherwise), the Equity Trust or the Utility Fund may be required to sell a portion of its investments to redeem the preferred stock or repay the debt when it may be disadvantageous to do so.


                                                                 APPENDIX B


                          INVESTMENT RESTRICTIONS

         The Equity Trust and the Utility Fund operate under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Equity Trust or the Utility Fund, as the case may be. Except as otherwise noted, these investment restrictions apply to both the Equity Trust and the Utility Fund, and all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio.

                  1. Neither the Equity Trust nor the Utility Fund may invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry other than, in the case of the Utility Fund, the utility industry. This restriction does not apply to investments in U.S. Government Securities.

                  2. The Equity Trust may not purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, if more than 10% of the market value of the total assets of the Equity Trust would be invested in securities of other investment companies, more than 5% of the market value of the total assets of the Equity Trust would be invested in the securities of any one investment company or the Equity Trust would own more than 3% of any other investment company's securities; provided, however, this restriction shall not apply to securities of any investment company organized by the Equity Trust that are to be distributed pro rata as a dividend to its shareholders. The Utility Fund has no fundamental policy in this area.

                  3. Neither the Equity Trust nor the Utility Fund may purchase or sell commodities or commodity contracts except that the Equity Trust and the Utility Fund each may purchase or sell futures contracts and related options thereon if immediately thereafter (i) no more than 5% of its total assets are invested in margins and premiums and (ii) the aggregate market value of its outstanding futures contracts and market value of the currencies and futures contracts subject to outstanding options written by the Equity Trust or the Utility Fund, as the case may be, do not exceed 50% of the market value of its total assets. Neither the Equity Trust nor the Utility Fund may purchase or sell real estate, provided that each may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

                  4. Neither the Equity Trust nor the Utility Fund may purchase any securities on margin or, in the case of the Equity Trust, make short sales of securities, except that the Equity Trust and the Utility Fund each may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

                  5. Neither the Equity Trust nor the Utility Fund may make loans of money, except by the purchase of a portion of publicly distributed debt obligations (in the case of the Equity Trust) or private or publicly distributed debt obligations (in the case of the Utility Fund), entering into repurchase agreements (which in the case of the Equity Trust are limited to publicly traded debt obligations in which it may invest). The Equity Trust and the Utility Fund each reserves the authority to make loans of its portfolio securities to financial intermediaries in an aggregate amount not exceeding 20% of its total assets. Any such loans will only be made upon approval of, and subject to any conditions imposed by, the Board of Directors of the Equity Trust or of the Utility Fund, as the case may be. Because these loans are required to be fully collateralized at all times, the risk of loss in the event of default of the borrower should be slight.

                  6. The Utility Fund may borrow money to the extent permitted by applicable law. The 1940 Act currently requires that the Utility Fund have 300% asset coverage with respect to all borrowings other than temporary borrowings of up to 5% of the value of its total assets. The Equity Trust may not borrow money, except that it may borrow from banks and other financial institutions on an unsecured basis, in an amount not exceeding 10% of its total assets, to finance the repurchase of its shares as described above. See "Description of Common Stock of the Utility Fund and the Equity Trust Repurchase of Shares." The Equity Trust may borrow money on a secured basis from banks as a temporary measure for extraordinary or emergency purposes. Temporary borrowings may not exceed 5% of the value of the total assets of the Equity Trust at the time the loan is made. The Equity Trust may pledge up to 10% of the lesser of the cost or value of its total assets to secure temporary borrowings. The Equity Trust will not borrow for investment purposes. Immediately after any borrowing, the Equity Trust will maintain asset coverage of not less than 300% with respect to all borrowings. While the borrowing of the Equity Trust exceeds 5% of its total assets, the Equity Trust will make no further purchases of securities, although this limitation will not apply to repurchase transactions as described above.

                  7. Issue senior securities, except to the extent permitted by applicable law.

                  8. Underwrite securities of other issuers except insofar as the Equity Trust or the Utility Fund may be deemed an underwriter under the 1933 Act in selling portfolio securities; provided, however, this restriction shall not apply to securities of any investment company organized by the Equity Trust or the Utility Fund that are to be distributed pro rata as a dividend to its shareholders.

                  9. The Utility Fund may invest without limit in illiquid securities. The Equity Trust may not invest more than 10% of its total assets in illiquid securities, such as certain repurchase agreements with maturities in excess of seven days, or securities that have legal or contractual restrictions on resale.


                                                                 APPENDIX C

      AUTOMATIC DIVIDEND REINVESTMENT AND VOLUNTARY CASH PURCHASE PLAN

         Under the Equity Trust Plan and the substantially similar Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan adopted by the Utility Fund (each, the "Plan"), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by State Street Bank and Trust Company ("State Street"), which is agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by State Street as dividend disbursing agent.

         Under the Plan, whenever the market price of the Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividend or capital gains distribution, participants in such plan are issued shares of Common Stock, valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Equity Trust or the Utility Fund, as applicable, or acquired by the Plan agent in the market, valued at market price. As required by the 1940 Act, the shareholders of the Equity Trust and the Equity Trust as the sole shareholder of the Utility Fund has approved issuance of new shares by the relevant fund if the market price of such shares at the time is less than their net asset value per share. If the Equity Trust or the Utility Fund should declare a dividend or capital gains distribution payable only in cash, State Street will buy such investment company's Common Stock for such Plan in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Equity Trust or the Utility Fund, as the case may be, to issue shares at net asset value if, following the commencement of such purchases, the market value of its Common Stock exceeds net asset value.


         Participants in the Plan have the option of making additional cash payments to State Street, monthly for the Equity Trust and twice per month for the Utility Fund, for investment in the shares as applicable. Such payments may be made in any amount from $250 to $10,000. State Street will use all funds received from participants to purchase Equity Trust shares or Utility Fund shares, as applicable, in the open market on the 15th of each month for the Equity Trust and on the 1st and 15th of each month for the Utility Fund. It is suggested that participants send voluntary cash payments to State Street in a manner that ensures that State Street will receive these payments approximately 10 days before the investment date. A participant may without charge withdraw a voluntary cash payment by written notice, if the notice is received by State Street at least 48 hours before such payment is to be invested.


         State Street maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by State Street in noncertificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. A Plan participant may send his share certificates to State Street so that the shares represented by such certificates will be held by State Street in the participant's shareholder account under the Plan.

         In the case of shareholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, State Street will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who participate in the Plan.

         There is no charge to participants for reinvesting dividends or capital gains distributions payable in either stock or cash. State Street's fees for handling the reinvestment of such dividends and capital gains distributions are paid by the Equity Trust or Utility Fund, as the case may be. There are no brokerage charges with respect to shares issued directly by the Equity Trust or Utility Fund, as the case may be, as a result of dividends or capital gains distributions payable in stock or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to State Street's open market purchases in connection with the reinvestment of dividends or capital gains distributions.

         With respect to purchases from voluntary cash payments, State Street will charge $0.75 for each such purchase for a participant, plus a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, as State Street will be purchasing shares for all participants in blocks and prorating the lower commission thus attainable.

         The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends or distributions.

         Experience under the Plan may indicate that changes are desirable. Accordingly, the Equity Trust and the Utility Fund each reserves the right to amend or terminate its respective Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. Each Plan also may be amended or terminated by State Street on at least 90 days' written notice to the respective participants in such Plan. All correspondence concerning the Plan should be directed to State Street at P.O. Box 8200, Boston, Massachusetts 02266-8200.


                                                                 APPENDIX D

                           DESCRIPTION OF RATINGS

Description of Moody's Investors Service, Inc.'s ("Moody's") Corporate Bond Ratings

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which made the long term risks appear somewhat larger than in Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


Description of Standard & Poor's Corporation's ("S&P") Corporate Debt
Ratings

         AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB: Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

         BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculative and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         C1: The rating C1 is reserved for income bonds on which no interest is being paid.

         D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D Rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: In July 1994, S&P added an "r" symbol to its ratings. The "r" symbol is attached to derivatives, hybrids and certain other obligations that S&P believes may experience high variability in expected returns due to non-credit risks created by the terms of the obligations.

Description of Moody's Preferred Stock Ratings

         aaa: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         aa: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

         a: An issue which is rated a is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are nevertheless expected to be maintained at adequate levels.

         baa: An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         ba: An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

         b: An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

         caa: An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payment.

         ca: An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

         c: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers 1, 2 and 3 in each rating classification from "aa" through "b" in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of S&P's Preferred Stock Ratings

         AAA: This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

         AA: A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

         A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.

         BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

         BB, B, CCC: Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         CC: The rating CC is reserved for a preferred stock in arrears on dividends or sinking fund payments but that is currently paying.

         C:  A preferred stock rated C is a non-paying issue.

         D: A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



                          THE GABELLI UTILITY FUND

                                   PART C

                             OTHER INFORMATION


Item 15.                   Indemnification

                           The response to this item is incorporated by reference to the caption "Description of Common Stock of the Utility Fund and the Equity Trust -
                           - Limitation of Officers' and Directors'
                           Liability" in Part A of this Registration
                           Statement.

                           Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the forgoing provisions, or otherwise, Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act of 1933, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 16.                   Exhibits


(1)                        Agreement and Declaration of Trust of Registrant.*

(2)                        By-Laws of Registrant.*

(3)                        Not Applicable.

(4)                        Not Applicable.

(5)                        Form of Registrant's Common Stock Certificate.*

(6) Form of Investment Advisory Agreement between Registrant and Gabelli Funds, LLC*

(7)                        Not Applicable.

(8)                        Not Applicable.

(9) (a) Form of Custodian Contract between Registrant and Boston Safe Deposit and Trust Company.*

(9) (b)                    Form of Custodian Fee Schedule between
                           Registrant and Boston Safe Deposit and Trust
                           Company.*

(9) (c) Form of Registrar, Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company.*

(9) (d) Form of Transfer Agent and Registrar Services Fee Agreement between Registrant and State Street Bank and Trust Company.*

(10)                       Not Applicable.

(11) Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP with respect to legality.*

(12) Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP with respect to tax matters.*

(13)                       Not Applicable.

(14)                       Consents of PricewaterhouseCoopers LLP.*

(15)                       Not Applicable.

(16)                       Power of Attorney.*

(17) (a)(i)                Form of Proxy Card (holders of Common Stock).*

(17) (a)(ii)               Form of Proxy Card (holders of Cumulative
                           Preferred Stock).*

(17) (b) Purchase Agreement dated March 29, 1999 between Registrant and The Gabelli Equity Trust Inc.*

(17) (c)                   Annual Report of The Gabelli Equity Trust Inc.
                           to Shareholders for the fiscal year ended
                           December 31, 1998.**

(17) (d) Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan of Registrant.*


---------------

*        Filed herewith.
** Incorporated by reference from The Gabelli Equity Trust Inc.'s Form N-30D as filed with the Securities and Exchange Commission on March 11, 1999.




Item 17.                   Undertakings

  (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

  (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.



                                 SIGNATURES

         As required by the Securities Act of 1933, this Registrant's Registration Statement has been signed on behalf of the Registrant, in the City of Rye, State of New York, on the 30th day of March, 1999.

                                       THE GABELLI UTILITY FUND



                                       By: /s/ Bruce N. Alpert
                                           ----------------------------
                                           Bruce N. Alpert
                                           Treasurer



                             POWER OF ATTORNEY


                  Each person whose signature appears below on this Registration Statement hereby constitutes and appoints Mario J. Gabelli, Bruce N. Alpert and James E. McKee, and each of them, with full power to act without the other, his rue and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement (including post-effective amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original but which taken together shall constitute one instrument.

                  As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



Signature                          Title                       Date


/s/ Mario J. Gabelli         Chairman of the Board,          March 30, 1999
--------------------         President, Chief Investment
Mario J. Gabelli             Officer and Trustee

/s/ Bruce N. Alpert          Chief Financial Officer         March 30, 1999
-------------------
Bruce N. Alpert


--------------------         Trustee                         March 30, 1999
Thomas E. Bratter


/s/ Bill Callaghan           Trustee                         March 30, 1999
--------------------
Bill Callaghan


----------------------       Trustee                         March 30, 1999
Felix J. Christiana


/s/ Anthony J. Colavita      Trustee                         March 30, 1999
-----------------------
Anthony J. Colavita


/s/ James P. Conn            Trustee                         March 30, 1999
-----------------
James P. Conn


/s/ Vincent D. Enright       Trustee                         March 30, 1999
----------------------
Vincent D. Enright


/s/ Frank J. Fahrenkopf, Jr. Trustee                         March 30, 1999
--------------------------
Frank J. Fahrenkopf, Jr.


--------------------------   Trustee                         March 30, 1999
John D. Gabelli


-------------------------    Trustee                         March 30, 1999
Karl Otto Pohl


/s/ Anthony R. Pustorino     Trustee                         March 30, 1999
------------------------
Anthony R. Pustorino


-------------------------    Trustee                         March 30, 1999
Salvatore J. Zizza





                               EXHIBIT INDEX


Exhibit Number             Description



(1)                        Agreement and Declaration of Trust of Registrant*

(2)                        By-Laws of Registrant*

(5)                        Form of Registrant's Common Stock Certificate.*

(9) (a) Form of Custodian Contract between Registrant* and State Street Bank and Trust Company.

(9) (b)                    Form of Custodian Fee Schedule between
                           Registrant and State Street Bank and Trust
                           Company.*

(9) (c) Form of Registrar, Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company.*

(9) (d)                    Form of Transfer Agent and Registrar Services
                           Fee Agreement.*

(10) Form of Investment Advisory Agreement between Registrant and Gabelli Funds, LLC.*

(11) Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP with respect to legality .*

(12) Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP with respect to tax matters.*

(14)                       Consents of PricewaterhouseCoopers LLP.**

(16)                       Power of Attorney.*

(17) (a)(i)                Form of Proxy Card (holders of Common Stock).*

(17) (a)(ii)               Form of Proxy Card (holders of Cumulative
                           Preferred Stock).*

(17) (b) Purchase Agreement dated March 29, 1999 between Registrant and The Gabelli Equity Trust Inc.*

(17) (c)                   Annual Report of The Gabelli Equity Trust Inc.
                           to Shareholders for the fiscal year ended
                           December 31, 1998.**

(17) (d) Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan of Registrant.*

---------------

*        Filed herewith.
** Incorporated by reference from The Gabelli Equity Trust Inc.'s Form N-30D as filed with the Securities and Exchange Commission on March 11, 1999.